UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

________

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-610-676-1000

Date of fiscal year end: July 31, 2023

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders.

July 31, 2023

ANNUAL REPORT

Adviser Managed Trust

❯	Diversified Equity Fund

❯	Enhanced Fixed Income Fund

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion and Analysis of Fund Performance	6
Schedules of Investments	8
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	47
Trustees and Officers of the Trust	48
Disclosure of Fund Expenses	52
Liquidity Risk Management Program	53
Board of Trustees' Considerations in Approving the Advisory and Sub-Advisory Agreements	54
Notice to Shareholders	57

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS (Unaudited)

JULY 31, 2023

To Our Shareholders:

During the one-year reporting period ending July 31, 2023, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, a crisis in the U.S. regional banking sector, and the politically charged U.S. debt-ceiling standoff.

The U.S. equity market experienced numerous periods of volatility as the Fed maintained its interest rate-hiking cycle for most of the reporting period in an effort to tame rising inflation. Headline inflation, as measured by the U.S. consumer-price index (“CPI”), decelerated during the one-year reporting period. The Fed raised the federal-funds rate 10 times between July 2022 and May 2023. The central bank left its benchmark rate unchanged in June, but then increased the federal-funds rate by 0.25% to a range of 5.25% to 5.50% following its meeting in late July.

In its announcement of the rate increase following its meeting in July, the Federal Open Market Committee (“FOMC”) commented, “The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. In support of these goals, the Committee decided to raise the target range for the federal funds rate to 5-1/4 to 5-1/2 percent. The Committee will continue to assess additional information and its implications for monetary policy. In determining the extent of additional policy firming that may be appropriate to return inflation to 2 percent over time, the Committee will take into account the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments.”

In early March 2023, the financial markets’ focus turned to the banking sector as two U.S.-based regional banks–Silicon Valley Bank (“SVB”) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver to SVB after the California Department of Financial Protection and Innovation– which oversees the operations of state-licensed financial institutions, including banks and credit unions–closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank increased tremendously over the past few years and poor liquidity management of these assets appears to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators in mid-March, were closely aligned with the highly speculative cryptocurrency industry. In early May, U.S. regulators took control of California-based First Republic Bank. The California Department of Financial Protection and Innovation issued a statement announcing that it had taken over the bank and appointed the FDIC as receiver. The FDIC subsequently announced that it had accepted J.P. Morgan Chase Bank’s bid to “assume all deposits, including all uninsured deposits, and substantially all assets of First Republic Bank."

The administration of President Joe Biden and the Republican Party majority in the U.S. House of Representatives engaged in a heated debate about raising the U.S. government’s $31.4 trillion debt ceiling. The debt ceiling comprises the total amount of money that the U.S. government is authorized to borrow to meet its existing legal obligations, including Social Security and Medicare benefits, military salaries, interest on the national debt, tax refunds, and other payments. U.S. Treasury Secretary Janet Yellen had warned that the U.S. would no longer be able to meet its financial obligations as of early June. After numerous one-on-one discussions, Biden and Kevin McCarthy, who had been elected Speaker of the House of Representatives after the Republicans secured a majority in the lower house of Congress following the national election in November 2022, reached an agreement on the debt ceiling during the last week of May. Both the U.S. House of Representatives and the Senate passed the legislation–the Fiscal Responsibility Act–by wide margins, with strong support from Republicans and Democrats. The bill suspends the debt ceiling through January 1, 2025; maintains non-military spending close to current levels for the 2024 fiscal year, which begins in October; and implements a 1% cap on increases in non-military spending for the 2025 fiscal year. The fast-track approval of the legislation enabled the government to avoid a potential default on its debt.

Adviser Managed Trust

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2023

Geopolitical Events

The ongoing Russia-Ukraine war dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, traveled to Washington, D.C., to address a joint session of the U.S. Congress in late December 2022, in an effort to secure additional financial aid from the U.S. and its allies. President Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced trip to Ukraine to meet with President Volodymyr Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. In March, President Xi Jinping of China met with Russian President Vladimir Putin in Moscow to discuss China’s proposal to end the conflict with Ukraine. The Biden administration criticised the plan as “the ratification of Russian conquest” as it proposed a ceasefire that would recognise Russia’s right to occupy territory in Ukraine and provide Putin with time to bolster the nation’s military forces.

Late in the reporting period, the Wagner Group, a Russian paramilitary organization, began to retreat from the city of Bakhmut, Ukraine, in late May. The mercenaries were scheduled to complete their retreat by the beginning of June, and would be replaced by regular Russian troops. The Wagner Group had been fighting in Bakhmut since the summer of 2022. The withdrawal from the city occurred after the group’s leader, Yevgeny Prigozhin, claimed that Russian Defence Minister Sergei Shoigu and Valery Gerasimov, Chief of the General Staff, had intentionally withheld ammunition from Wagner Group fighters. In late June, the Wagner Group organised a short-lived mutiny against Russian President Vladimir Putin’s regime. The group occupied Rostov-On-Don in southern Russia, a significant command center for the Russian government’s invasion of Ukraine. The group’s leader, Yevgeny Prigozhin, subsequently agreed to be exiled to Belarus, and the mercenaries retreated from Rostov-On-Don.

Liz Truss was elected U.K. Prime Minister in September 2022, but served just seven weeks before resigning. The disastrous reaction to her fiscal program sent gilt and sterling markets reeling, collapsing her support within the Conservative Party. Her departure cleared the way for Rishi Sunak to ascend as the Conservative Party leader and Prime Minister. Sunak’s administration was plagued by public-sector employee strikes and other job actions during the reporting period, as pay increases have not kept up with the U.K.’s inflation rate, which stood at 7.9% year-over-year in May. In the spring of 2023, however, the labour tensions appeared to be easing. The GMB union, which represent National Health Service (NHS) workers, announced that its members voted to accept the U.K. government’s offer to resolve a labour dispute following five months of contentious negotiations and strikes.

Economic Performance

U.S. inflation, as measured by the CPI, peaked at an annual rate of 9.1% in June 2022, the largest year-over-year increase since December 1981, and then showed signs of cooling in the second half of the reporting period. The Department of Labor reported that the CPI increased 0.2% in June, a slight uptick from the 0.1% rise in May. The CPI posted a year-over-year gain of 3.0%—the smallest annual increase since March 2021, and sharply lower than the 4.0% annual rise during the previous month. Nonetheless, the inflation rate still exceeds the Fed's 2% target. The slowing pace of inflation over the previous 12-month period was due to sharp declines in prices for fuel oil and gasoline, while food costs rose 0.2% in May and 6.7% year-over-year. Meanwhile, core inflation, as measured by the CPI for all items less food and energy, increased 0.2% in June, down from the 0.4% rise in May. The CPI was up 4.8% over the previous 12 months—significantly lower than the 5.3% year-over-year increase in May.

According to the initial estimate from the Department of Commerce, U.S. gross domestic product (“GDP”) grew at a greater-than-expected annualized rate of 2.4% in the second quarter of 2023, up from the 2.0% rise in the first three months of the year. The largest increases for the second quarter were in consumer spending, nonresidential fixed investment (purchases of both nonresidential structures and equipment and software), and state and local government spending. These gains offset reductions in exports and residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). The government attributed the accelerated GDP growth rate to upturns in private inventory investment (a measure of the changes in values of inventories from one time period to the next) and nonresidential fixed investment.

Adviser Managed Trust

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2023

According to the Office for National Statistics, consumer prices in the U.K. rose 0.2% month-over-month in June, down from the 0.7% increase in May. Inflation increased 7.3% over the previous 12-month period, down 0.6% from the 7.9% annual upturn in May. Food and non-alcoholic beverages, and restaurants and hotels, were the most notable contributors to the annual rise in prices. Core inflation, which excludes volatile food prices, rose at an annual rate of 6.4% in June, marginally lower than the 6.5% year-over-year increase for the previous month. Eurostat estimated that the inflation rate in the eurozone fell 0.2% to 5.3% for the 12-month period ending in July. Energy prices decreased 5.6% year-over-year in June, following a 1.8% decline in May. Prices for food, alcohol and tobacco rose 10.8%, but the pace of acceleration slowed from the 11.6% annual rate in June. Core inflation, which excludes volatile energy and food prices, rose 5.5% for the month, unchanged from June.

Market Developments

Global equity markets garnered positive returns despite periods of volatility over the reporting period. Developed markets posted double-digit gains and significantly outperformed their emerging-market counterparts. The eurozone was the top-performing region among the developed markets for the reporting period with notably strong performances from Ireland, Italy, and Spain. Nordic countries were the most notable laggards among developed markets, with Norway and Finland posting negative returns for the period. The strongest performers among emerging markets included Turkey, Europe (particularly Greece, Poland, and Hungary) and Latin America (most notably Peru, Mexico, and Brazil), which achieved double-digit gains for the reporting period. Conversely, China experienced a substantial downturn and was among the weakest performers among emerging markets, along with Middle Eastern nations (Qatar, UAE, Kuwait, and Saudi Arabia) and Malaysia.

Global fixed-income assets saw modest losses over the reporting period, with the Bloomberg Global Aggregate Bond Index returning -2.70% in U.S. Dollar terms. Emerging-market and high-yield bonds, however, posted gains and outperformed government securities. Over the reporting period, rates rose across all maturities of the U.S. Treasury yield curve. The yield on the 10-year U.S. Treasury note ended the one-year reporting period up 1.37% to 3.97%, while the 2-year yield rose 1.98% to 4.88%. Bond prices fall as interest rates rise. The spread between 10- and 2-year notes widened from -0.30% to -0.91%. The yield curve remained inverted, with yields on shorter-term bonds exceeding those on longer-dated securities. The significant upturn in shorter-term bond yields reflected expectations for rates to remain higher for longer; longer-term bonds showed signs of concerns regarding how monetary tightening might have a negative effect on economic growth. Emerging-markets debt ended the period with notable gains, outperforming high yield, corporates, and government bonds.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, fell 7.88% in U.S. Dollar terms during the reporting period. However, gold prices rallied and ended the period in positive territory as the U.S. Dollar weakened (gold prices move inversely to the U.S. Dollar) and the Fed began to slow the pace of its interest-rate hikes. Prices for West Texas Intermediate crude oil and Brent crude oil declined overall during the period but rallied sharply in July 2023. Wheat prices tumbled after Russia renewed a deal with the UN, Ukraine, and Turkey that allows the shipment of Ukrainian grain through the Black Sea. Additionally, Egypt made a large purchase tender for Russian wheat at a relatively low price.

Our View

Economists have been spending much of their time this year arguing when or if economic growth, inflation, corporate profits, interest rates, and equities will peak. Optimists and pessimists alike have been confounded by the ebb and flow of the data and the gyrations of the financial markets. The Conference Board’s Composite Index of Leading Economic Indicators has been in sharp decline since April 2022, consistent with a recession. However, coincident indicators, which track the current health of the real economy, continue to advance.

In general, input-price inflation has decelerated significantly. Canada’s industrial producer price index registered an outright decline in its price level, with a year-over-year change of -5.5% through June. The eurozone’s producer-price index (“PPI”) has witnessed the sharpest deceleration, falling from a peak year-over-year rate of 43% through August 2022 to a May 2023 reading of just 1.9%. By contrast, the improvement in producer prices has been less dramatic in Japan (still rising at a 4.1% year-over-year pace as of June), although the country has logged a steep deceleration from earlier this year. We believe that these year-over-year PPI inflation readings should continue to show improvement in the months immediately ahead owing to favorable base effects.

Adviser Managed Trust

LETTER TO SHAREHOLDERS (Unaudited) (Concluded)

JULY 31, 2023

The good news at the corporate level is feeding only slowly down to the consumer. This is especially true for core inflation, which excludes food and energy prices. Inflation cooled somewhat in the U.K. in July, but slightly accelerated in Japan. Improvement in the U.S. and the euro area has been modest, with annual core inflation running at 4.8% and 3.7%, respectively, in June. Only Canada has recorded significant progress in its core inflation rate, declining from 6.0% in June 2022 to 2.8% as of June 2023.

On a longer-term basis, we believe that demographic shifts are likely to keep labor markets tighter than has been the case at any point since the baby boomers—who were born between 1946 and 1964—first made their presence felt in the workforce in the 1970s. The new focus on supply-chain resiliency, reduced dependence on China as a manufacturing hub, the transition away from relatively cheap fossil-fuel energy to greener but more expensive sources of power, and the likelihood of significantly higher corporate taxes and financing costs in the years ahead, all suggest to us that inflation will tend to settle at 3% or more in advanced industrial economies instead of the previous norm of 2% or less.

Persistent inflation and ongoing labor-market tightness have forced most major developed-country central banks to keep raising their benchmark interest rates. The Fed, the Bank of Canada, and the European Central Bank (“ECB”) already have benchmark rates that match or exceed the peak recorded in 2008. We think it’s likely that the Bank of England (“BoE”) will soon join this group.

SEI does not dispute the fact that inflation will continue to decelerate, especially given the current weakness in energy and goods prices. It is only a question of timing and end point. We maintain our view that inflation pressures will remain persistent in labor intensive service industries, at least until some slack opens up in the labor markets and spending by households fades more dramatically.

The rally in U.S. equities broadened in July, but the valuation in the market remains problematic. The price-to-earnings ratio of the broad-market S&P 500 Index has been on the rise this year, recently reaching 19.6 times analysts’ estimated earnings for the next 12 months. This expansion in the multiple on forward earnings has occurred despite the additional monetary tightening by the Fed and other central banks. Furthermore, this upturn in expected forward earnings over the next 12 months is not likely to last if a recession materializes later this year or in 2024. The overall market also appears to be overvalued relative to today’s bond yields. If earnings experience a substantial contraction, history suggests that stock valuations also will fall.

Sincerely,

James Smigiel

Chief Investment Officer

Adviser Managed Trust

LETTER TO SHAREHOLDERS (Unaudited) (Concluded)

JULY 31, 2023

Index Definitions

Bloomberg Commodity Total Return Index: comprises futures contracts and tracks the performance of a fully collateralised investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

Bloomberg Global Aggregate Bond Index: is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

Composite Index of Leading Indicators (U.S. Conference Board): is designed to predict peaks and troughs in the business cycle. The index comprises 10 economic components for which changes tend to precede changes in the overall U.S. economy.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JPMorgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

Adviser Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2023

Diversified Equity Fund

I. Objective

The investment objective of the Diversified Equity Fund (the “Fund”) is capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients' assets among the Fund, the Core Fixed Income Fund, the Enhanced Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser's evaluation of current market conditions (“Adviser Managed Strategy or Strategy”). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

When the Financial Adviser determines to reallocate its clients' assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of, or all of, the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser's notice of its intent to redeem or formal redemption request (collectively, “Redemption Request”) will cause the Fund to liquidate a substantial portion of, or substantially all of, its assets in order to fulfill the Redemption Request. If the Financial Adviser's Redemption Request includes all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations pending the Financial Adviser's formal redemption request; and exchange-traded funds (“ETFs”) that are designed to track the performance of the broad U.S. equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund following the Financial Adviser's redemption of all of its clients' shares from the Fund. Due to this Strategy, the Fund may buy and sell securities and other instruments frequently.

III. Investment Approach

Under normal circumstances, and when the Fund is an active component of the Adviser Managed Strategy, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. and non-U.S. issuers of various market capitalizations and industries.

Although SIMC will actively determine the percentage of the Fund that will be allocated to each of the U.S. Equity, Developed Foreign Market Equity and Emerging Market Equity Indexes (each, an Index, and collectively, the Indexes), the assets allocated to each Index will be managed using a passive approach. SIMC may adjust the Fund's allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

The strategy is implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SIMC. SIMC may adjust the Fund’s allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

When the Fund is not an active component of the Adviser Managed Strategy, SIMC will act as the sole manager to the Fund, and a sub-adviser will not be used.

IV. Returns

For the full year ended July 31, 2023, the Fund returned 9.37%. The Fund’s benchmark—the S&P 500 Index (Gross) (USD) (the “S&P 500”) — returned 13.02%. For the period August 1, 2022 through January 31, 2023, the Fund was not an active component of the strategy. From February 1, 2023, to the end of the reporting period on July 31, 2023, the Fund returned 14.40%. Over the same period, the S&P 500, returned 12.34%.

V. Performance Discussion

During the portion of the year in which the Fund was an active part of the Adviser Managed Strategy, the Fund had allocations to U.S. large-cap, U.S. small-cap, developed-non-U.S., and emerging-market equities via the Russell 1000 Index, Russell 2000 Index, MSCI EAFE Index, and MSCI Emerging Markets Index, respectively. The 12-month period of performance ending July 31, 2023 includes the tail end of 2022—a negative market environment where investors reacted to high inflation and rising short-term interest rates—but also includes the strong rebound that occurred during the first seven months of 2023. Overall, this led to positive absolute returns in various segments of the equity market. The Fund experienced large cash flows over the period which resulted in cash drag and transaction costs that detracted from performance.

Adviser Managed Trust

U.S. large-cap stocks were a significant component of the Fund’s allocations and, as represented by the Russell 1000 Index, returned 12.95% during the year as the larger-cap technology-oriented stocks led the U.S. stock market upward.

The Fund’s exposure to the U.S. small-cap equity market also provided positive returns, but lagged relative to larger-capitalization stocks. The Russell 2000 Index returned 7.91% during the year.

Developed-market stocks outside the U.S. produced strong returns for the year as represented by the MSCI EAFE Index, which returned 16.70%, when measured in U.S. dollar terms. This marks a rebound from the oversold conditions that occurred in 2022, when investors had become highly concerned about inflation and the conflict between Russia and Ukraine.

Emerging-market equities produced positive returns but lagged relative to other equity markets around the world. The MSCI Emerging Markets Index returned 8.35% for the year as investors generally preferred developed-market equities during the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	One Year Return	Annualized Inception to Date
Diversified Equity Fund, Class A	9.37%[2]	-2.31%[2,3]
S&P 500 Index	13.02%	1.45%

Comparison of Change in the Value of a $10,000 Investment in the Diversified Equity Fund, Class A, versus the S&P 500 Index.

1 For the year ended July 31, 2023. Past performance is no indication of future performance. Shares of the Fund were offered beginning March 30, 2022.

2 The Fund was not an active component of the Adviser Managed Strategy for the period of August 1, 2022 through January 31, 2023.

3 The Fund was not an active component of the Adviser Managed Strategy for the period of April 26, 2022 through July 31, 2022.

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 84.8%
Australia — 0.5%
Ampol	293	$6
ANZ Group Holdings	3,672	64
APA Group	1,449	10
Aristocrat Leisure Ltd	729	19
ASX Ltd	238	10
Aurizon Holdings Ltd	2,260	6
BHP Group	6,219	193
BlueScope Steel Ltd	570	8
Brambles Ltd	1,705	16
Cochlear Ltd	81	13
Coles Group Ltd	1,643	20
Commonwealth Bank of Australia	2,080	148
Computershare Ltd	667	11
CSL	592	107
Dexus ‡	1,320	7
Endeavour Group	1,759	7
Fortescue Metals Group Ltd	2,079	31
Goodman Group ‡	2,078	29
GPT Group ‡	2,352	7
IDP Education	256	4
IGO	837	8
Insurance Australia Group	3,026	12
James Hardie Industries PLC	547	16
Lendlease	846	5
Lottery	2,732	9
Macquarie Group Ltd	451	53
Medibank Pvt Ltd	3,381	8
Mineral Resources	210	10
Mirvac Group ‡	4,844	8
National Australia Bank Ltd	3,870	74
Newcrest Mining Ltd	1,097	20
Northern Star Resources	1,423	11
Orica	556	6

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Origin Energy Ltd	2,115	$12
Pilbara Minerals	3,128	10
Qantas Airways *	1,135	5
QBE Insurance Group Ltd	1,823	19
Ramsay Health Care	225	9
REA Group	65	7
Reece	278	4
Rio Tinto Ltd	456	36
Santos Ltd	3,874	21
Scentre Group ‡	6,372	12
SEEK Ltd	414	7
Sonic Healthcare	561	13
South32	5,631	15
Stockland ‡	2,931	8
Suncorp Group Ltd	1,552	15
Telstra Group	4,965	14
Transurban Group	3,775	36
Treasury Wine Estates Ltd	886	7
Vicinity ‡	4,750	6
Washington H Soul Pattinson & Co Ltd	266	6
Wesfarmers Ltd	1,393	47
Westpac Banking	4,298	65
WiseTech Global	220	13
Woodside Energy Group	2,331	60
Woolworths Group Ltd	1,493	39
Xero *	192	16
		1,458

Austria — 0.0%
Erste Group Bank AG	422	16
OMV	181	8
Verbund AG	84	7
voestalpine AG	142	5
		36

Belgium — 0.1%
Ageas	198	8
Anheuser-Busch InBev SA/NV	1,066	61
Argenx *	68	34
D'ieteren Group	31	5
Elia Group	41	5
Groupe Bruxelles Lambert SA	122	10
KBC Group NV	307	23
Sofina	19	5
Solvay SA	91	11
UCB SA	155	14
Umicore SA	257	8
Warehouses De Pauw CVA ‡	212	6
		190

Denmark — 0.2%
AP Moller - Maersk A/S, Cl A	4	8
AP Moller - Maersk A/S, Cl B	6	12
Carlsberg A/S, Cl B	120	18

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chr Hansen Holding A/S	129	$10
Coloplast A/S, Cl B	146	18
Danske Bank A/S	847	20
Demant A/S *	113	5
DSV	230	46
Genmab A/S *	81	34
Novo Nordisk A/S, Cl B	2,032	328
Novozymes A/S, Cl B	251	13
Orsted A/S	232	20
Pandora A/S	111	11
ROCKWOOL, Cl B	11	3
Tryg A/S	442	9
Vestas Wind Systems	1,240	33
		588

Finland — 0.1%
Elisa	175	9
Fortum	551	8
Kesko, Cl B	335	7
Kone, Cl B	417	21
Metso	814	9
Neste Oyj	519	19
Nokia	6,643	26
Orion Oyj, Cl B	131	5
Sampo Oyj, Cl A	589	26
Stora Enso, Cl R	677	9
UPM-Kymmene	655	22
Wartsila Abp	581	7
		168

France — 0.7%
Accor SA	210	8
Aeroports de Paris	36	5
Air Liquide	643	116
Alstom SA	393	12
Amundi SA	75	5
Arkema SA	74	8
AXA SA	2,309	71
BioMerieux	51	5
BNP Paribas SA	1,364	90
Bollore SA	1,087	7
Bouygues SA	276	10
Bureau Veritas	361	10
Capgemini SE	201	36
Carrefour SA	729	15
Cie de Saint-Gobain	602	41
Cie Generale des Etablissements Michelin SCA	833	27
Covivio ‡	68	3
Credit Agricole SA	1,494	19
Danone SA	788	48
Dassault Aviation	31	6
Dassault Systemes	818	35

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Edenred	306	$20
Eiffage SA	102	11
Engie SA	2,242	37
EssilorLuxottica SA	364	73
Eurazeo SE	53	3
Eurofins Scientific	165	11
Euronext	105	8
Gecina SA ‡	56	6
Getlink SE	540	9
Hermes International	39	87
Ipsen	46	6
Kering	92	53
Klepierre SA ‡	264	7
La Francaise des Jeux SAEM	129	5
Legrand	328	33
L'Oreal SA	297	139
LVMH Moet Hennessy Louis Vuitton	340	318
Orange SA	2,449	28
Pernod Ricard SA	253	56
Publicis Groupe	280	23
Remy Cointreau SA	29	5
Renault SA	236	10
Safran SA	420	70
Sanofi	1,400	150
Sartorius Stedim Biotech	34	11
Schneider Electric SE	666	119
SEB SA	31	3
Societe Generale SA	899	24
Sodexo SA	109	11
STMicroelectronics	839	45
Teleperformance	73	10
Thales SA	131	20
TotalEnergies	2,934	179
Unibail-Rodamco-Westfield *‡	145	8
Valeo	254	6
Veolia Environnement SA	817	27
Vinci SA	661	78
Vivendi SA	885	8
Wendel SA	33	3
Worldline *	294	12
		2,309

Germany — 0.5%
adidas AG	199	40
Allianz	495	119
BASF	1,128	61
Bayer	1,206	71
Bayerische Motoren Werke	406	49
Bechtle	101	4
Beiersdorf AG	124	16
Brenntag AG	190	15
Carl Zeiss Meditec	49	6
Commerzbank AG	1,307	16

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Continental AG	135	$11
Covestro	237	13
Daimler Truck Holding	626	24
Delivery Hero *	211	10
Deutsche Bank AG	2,537	28
Deutsche Boerse AG	233	45
Deutsche Lufthansa AG	734	7
Deutsche Telekom AG	3,979	87
DHL Group	1,255	65
E.ON SE	2,756	35
Evonik Industries AG	257	5
Fresenius Medical Care AG & Co KGaA	252	13
Fresenius SE & Co KGaA	519	16
GEA Group AG	186	8
Hannover Rueck SE	74	16
Heidelberg Materials	178	14
HelloFresh *	201	6
Henkel AG & Co KGaA	128	9
Infineon Technologies	1,603	71
Knorr-Bremse	89	6
LEG Immobilien	91	6
Mercedes-Benz Group	1,064	85
Merck KGaA	159	28
MTU Aero Engines AG	66	15
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	172	65
Nemetschek	71	5
Puma SE	130	9
QIAGEN *	280	13
Rational	6	5
Rheinmetall	53	15
RWE AG	789	34
SAP SE	1,295	177
Scout24	98	7
Siemens	939	160
Siemens Energy	638	11
Siemens Healthineers AG	346	20
Symrise, Cl A	163	18
Talanx	87	5
Telefonica Deutschland Holding AG	1,278	3
United Internet AG	258	4
Volkswagen AG	36	6
Vonovia SE	879	21
Wacker Chemie	18	3
Zalando *	275	10
		1,611

Hong Kong — 0.1%
AIA Group Ltd	14,400	143
BOC Hong Kong Holdings Ltd	4,500	14
Budweiser Brewing APAC	2,100	5
CK Asset Holdings Ltd	2,500	15
CK Hutchison Holdings Ltd	3,500	22

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CK Infrastructure Holdings Ltd	1,000	$5
CLP Holdings	2,000	16
ESR Group	2,400	4
Futu Holdings ADR *	100	6
Galaxy Entertainment Group Ltd *	3,000	22
Hang Lung Properties Ltd	2,000	3
Hang Seng Bank Ltd	900	14
Henderson Land Development Co Ltd	2,000	6
HKT Trust & HKT Ltd	5,000	6
Hong Kong & China Gas	14,000	12
Hong Kong Exchanges & Clearing Ltd	1,500	63
Link ‡	3,120	17
MTR Corp Ltd	2,049	9
New World Development	2,000	5
Power Assets Holdings	1,500	8
Sands China Ltd *	2,800	11
Sino Land Co Ltd	4,150	5
SITC International Holdings	2,000	4
Sun Hung Kai Properties Ltd	2,000	25
Swire Pacific Ltd, Cl A	500	4
Swire Properties Ltd	1,400	4
Techtronic Industries Co Ltd	1,500	17
WH Group Ltd	10,000	5
Wharf Real Estate Investment Co Ltd	2,000	11
Xinyi Glass Holdings	2,000	3
		484

Ireland — 0.6%
Accenture PLC, Cl A	3,780	1,196
AIB Group PLC	1,313	6
Bank of Ireland Group PLC	1,314	14
CRH PLC	917	55
Eaton Corp PLC	2,396	492
Experian PLC	1,131	44
Jazz Pharmaceuticals PLC *	369	48
Kerry Group PLC, Cl A	196	19
Paddy Power Betfair PLC *	215	43
Pentair PLC	987	69
Perrigo PLC	805	29
Smurfit Kappa Group PLC	303	12
		2,027

Israel — 0.0%
Azrieli Group	52	3
Bank Hapoalim BM	1,559	14
Bank Leumi Le-Israel	1,895	15
Check Point Software Technologies *	100	13
Elbit Systems Ltd	33	7
ICL Group	870	6
Israel Discount Bank, Cl A	1,519	8
Mizrahi Tefahot Bank Ltd	189	7
Nice Ltd *	78	17
Teva Pharmaceutical Industries ADR *	1,400	12

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tower Semiconductor *	134	$5
Wix.com Ltd *	100	9
		116

Italy — 0.2%
Amplifon	153	5
Assicurazioni Generali SpA	1,364	29
CNH Industrial NV	1,256	18
Davide Campari-Milano	642	9
DiaSorin	31	3
Enel SpA	9,985	69
Eni SpA	2,924	45
Ferrari	155	50
FinecoBank Banca Fineco	749	12
Infrastrutture Wireless Italiane	413	5
Intesa Sanpaolo SpA	19,815	57
Mediobanca Banca di Credito Finanziario	729	10
Moncler SpA	252	18
Nexi *	725	6
Poste Italiane	641	7
Prysmian SpA	313	13
Recordati Industria Chimica e Farmaceutica	128	7
Snam SpA	2,476	13
Stellantis	2,761	57
Telecom Italia *	12,233	4
Terna - Rete Elettrica Nazionale	1,727	15
UniCredit SpA	2,265	57
		509

Japan — 1.4%
Advantest	200	27
Aeon Co Ltd	800	17
AGC Inc/Japan	200	7
Aisin	200	6
Ajinomoto Co Inc	600	23
ANA Holdings Inc *	200	5
Asahi Group Holdings	600	24
Asahi Intecc Co Ltd	300	6
Asahi Kasei	1,500	10
Astellas Pharma Inc	2,300	34
Azbil	100	3
Bandai Namco Holdings Inc	700	16
BayCurrent Consulting	200	6
Bridgestone Corp	700	29
Brother Industries Ltd	300	5
Canon Inc	1,200	31
Capcom	200	9
Central Japan Railway Co	200	25
Chiba Bank Ltd/The	700	5
Chubu Electric Power Co Inc	800	10
Chugai Pharmaceutical Co Ltd	800	24
Concordia Financial Group Ltd	1,300	6

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CyberAgent	500	$3
Dai Nippon Printing	300	9
Daifuku Co Ltd	400	9
Dai-ichi Life Holdings Inc	1,200	25
Daiichi Sankyo Co Ltd	2,300	70
Daikin Industries Ltd	349	70
Daito Trust Construction Co Ltd	43	5
Daiwa House Industry	700	19
Daiwa House Investment Corp, Cl A ‡	3	6
Daiwa Securities Group	1,600	9
Denso Corp	512	36
Dentsu Group	200	7
Disco Corp	110	21
East Japan Railway Co	400	23
Eisai Co Ltd	300	19
ENEOS Holdings	3,300	12
FANUC	1,200	37
Fast Retailing	253	63
Fuji Electric Co Ltd	200	9
FUJIFILM Holdings Corp	500	29
Fujitsu Ltd	200	26
GLP J-REIT ‡	5	5
GMO Payment Gateway	100	8
Hakuhodo DY Holdings Inc	300	3
Hamamatsu Photonics KK	200	10
Hankyu Hanshin Holdings Inc	300	10
Hikari Tsushin Inc	39	6
Hirose Electric	63	8
Hitachi Construction Machinery Co Ltd	100	3
Hitachi Ltd	1,200	79
Honda Motor Co Ltd	1,900	60
Hoshizaki	100	4
Hoya	439	51
Hulic Co Ltd	500	4
Ibiden	100	6
Idemitsu Kosan	200	4
Iida Group Holdings Co Ltd	200	3
Inpex	1,100	14
Isuzu Motors Ltd	700	9
ITOCHU Corp	1,500	61
Itochu Techno-Solutions	100	3
Japan Airlines	200	4
Japan Exchange Group Inc	600	10
Japan Metropolitan Fund Invest ‡	9	6
Japan Post Bank Co Ltd	1,800	15
Japan Post Holdings Co Ltd	2,600	19
Japan Post Insurance	200	3
Japan Real Estate Investment ‡	2	8
Japan Tobacco Inc	1,500	33
JFE Holdings Inc	600	10
JSR	200	6
Kajima Corp	500	8

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kansai Electric Power Co Inc/The	900	$12
Kao	600	23
Kawasaki Kisen Kaisha	100	3
KDDI Corp	1,900	56
Keio Corp	100	3
Keisei Electric Railway Co Ltd	200	8
Keyence Corp	200	90
Kikkoman Corp	200	12
Kintetsu Group Holdings Co Ltd	200	7
Kirin Holdings Co Ltd	1,000	15
Kobayashi Pharmaceutical Co Ltd	100	5
Kobe Bussan	200	5
Koei Tecmo Holdings	100	2
Koito Manufacturing Co Ltd	300	5
Komatsu Ltd	1,100	31
Konami Group	100	6
Kubota	1,200	18
Kurita Water Industries Ltd	100	4
Kyocera Corp	400	22
Kyowa Hakko Kirin Co Ltd	300	6
Lasertec	100	15
Lixil	400	5
M3 Inc	500	11
Makita Corp	300	8
Marubeni Corp	1,900	34
MatsukiyoCocokara	100	6
Mazda Motor	700	7
McDonald's Holdings Co Japan Ltd	100	4
MEIJI Holdings Co Ltd	300	7
MINEBEA MITSUMI Inc	400	7
MISUMI Group	300	5
Mitsubishi Chemical Group	1,600	10
Mitsubishi Corp	1,500	77
Mitsubishi Electric Corp	2,400	35
Mitsubishi Estate Co Ltd	1,400	17
Mitsubishi HC Capital	800	5
Mitsubishi Heavy Industries Ltd	400	19
Mitsubishi UFJ Financial Group Inc	14,100	114
Mitsui & Co Ltd	1,700	66
Mitsui Chemicals Inc	200	6
Mitsui Fudosan Co Ltd	1,100	23
Mitsui OSK Lines Ltd	400	10
Mizuho Financial Group Inc	3,000	51
MonotaRO Co Ltd	300	4
MS&AD Insurance Group Holdings Inc	500	19
Murata Manufacturing Co Ltd	700	41
NEC Corp	300	15
Nexon Co Ltd	500	9
NGK Insulators Ltd	300	4
NIDEC CORP	500	30
Nintendo Co Ltd	1,300	59
Nippon Building Fund ‡	2	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NIPPON EXPRESS HOLDINGS INC	100	$6
Nippon Paint Holdings Co Ltd	1,000	9
Nippon Prologis Inc ‡	3	6
Nippon Sanso Holdings	200	5
Nippon Shinyaku	100	4
Nippon Steel Corp	1,000	23
Nippon Telegraph & Telephone Corp	37,500	43
Nippon Yusen	600	15
Nissan Chemical	200	9
Nissan Motor Co Ltd	2,800	12
Nisshin Seifun Group Inc	200	2
Nissin Foods Holdings Co Ltd	100	8
Nitori Holdings Co Ltd	100	12
Nitto Denko Corp	200	14
Nomura Holdings Inc	3,600	15
Nomura Real Estate Holdings Inc	100	2
Nomura Real Estate Master Fund ‡	5	6
Nomura Research Institute Ltd	500	14
NTT Data Group	800	11
Obayashi Corp	800	7
Obic Co Ltd	100	16
Odakyu Electric Railway Co Ltd	400	6
Oji Holdings Corp	1,000	4
Olympus Corp	1,500	24
Omron Corp	200	11
Ono Pharmaceutical Co Ltd	400	7
Open House Group	100	4
Oracle Corp Japan	100	7
Oriental Land Co Ltd/Japan	1,300	50
ORIX	1,500	29
Osaka Gas Co Ltd	500	8
Otsuka Corp	100	4
Otsuka Holdings	500	18
Pan Pacific International Holdings Corp	500	10
Panasonic Holdings	2,700	33
Persol Holdings Co Ltd	200	4
Rakuten Group	2,000	8
Recruit Holdings Co Ltd	1,800	62
Renesas Electronics Corp *	1,500	29
Resona Holdings Inc	2,700	15
Ricoh Co Ltd	700	6
Rohm Co Ltd	100	9
SBI Holdings Inc/Japan	300	6
SCSK	200	3
Secom	300	20
Seiko Epson Corp	300	5
Sekisui Chemical Co Ltd	400	6
Sekisui House	800	16
Seven & i Holdings Co Ltd	900	37
SG Holdings Co Ltd	400	6
Sharp Corp/Japan	300	2
Shimadzu Corp	300	9

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shimano Inc	100	$15
Shimizu Corp	700	5
Shin-Etsu Chemical	2,300	76
Shionogi & Co Ltd	300	13
Shiseido Co Ltd	500	22
Shizuoka Financial Group	500	4
SMC Corp/Japan	48	25
SoftBank	3,500	39
SoftBank Group Corp	1,300	66
Sompo Holdings Inc	400	18
Sony Group	1,600	150
Square Enix Holdings	100	5
Subaru Corp	800	15
SUMCO Corp	400	6
Sumitomo Chemical Co Ltd	1,800	6
Sumitomo Corp	1,400	30
Sumitomo Electric Industries	900	12
Sumitomo Metal Mining Co Ltd	300	10
Sumitomo Mitsui Financial Group Inc	1,600	75
Sumitomo Mitsui Trust Holdings Inc	400	16
Sumitomo Realty & Development	400	11
Suntory Beverage & Food Ltd	200	7
Suzuki Motor Corp	500	20
Sysmex Corp	200	14
T&D Holdings	700	11
Taisei	200	8
Takeda Pharmaceutical Co Ltd	2,000	61
TDK Corp	500	19
Terumo Corp	800	26
TIS	300	8
Tobu Railway Co Ltd	200	5
Toho Co Ltd/Tokyo	100	4
Tokio Marine Holdings Inc	2,300	53
Tokyo Electric Power Holdings *	1,900	8
Tokyo Electron Ltd	600	90
Tokyo Gas	500	11
Tokyu Corp	700	9
TOPPAN Inc	300	7
Toray Industries Inc	1,700	10
Toshiba	500	16
Tosoh Corp	300	4
TOTO Ltd	200	6
Toyota Industries Corp	200	14
Toyota Motor Corp	13,000	218
Toyota Tsusho Corp	300	18
Trend Micro Inc/Japan	200	9
Unicharm Corp	500	19
USS Co Ltd	300	5
Welcia Holdings	100	2
West Japan Railway Co	300	12
Yakult Honsha Co Ltd	200	11
Yamaha	200	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yamaha Motor Co Ltd	400	$12
Yamato Holdings Co Ltd	300	6
Yaskawa Electric Corp	300	13
Yokogawa Electric Corp	300	6
Z Holdings	3,300	9
ZOZO Inc	200	4
		4,451

Luxembourg — 0.0%
Tenaris SA	580	10

Netherlands — 0.3%
ABN AMRO Group NV	496	8
Adyen NV *	27	50
Aegon NV	2,201	12
AerCap Holdings NV *	200	13
Airbus SE	726	107
Akzo Nobel NV	223	19
ArcelorMittal	647	19
ASM International	58	28
ASML Holding NV	498	358
DSM-Firmenich	215	24
EXOR	133	12
Heineken	318	31
Heineken Holding NV	141	12
IMCD	70	11
ING Groep NV	4,575	67
JDE Peet's	123	4
Just Eat Takeaway.com *	225	4
Koninklijke Ahold Delhaize	1,227	42
Koninklijke KPN NV	4,055	15
Koninklijke Philips NV *	1,140	24
NN Group NV	360	14
OCI	129	3
Prosus	984	78
Randstad NV	147	9
Universal Music Group	983	25
Wolters Kluwer NV	316	40
		1,029

New Zealand — 0.0%
Auckland International Airport Ltd *	1,537	8
EBOS Group	199	5
Fisher & Paykel Healthcare Corp Ltd	717	11
Mercury NZ	851	3
Meridian Energy Ltd	1,584	6
Spark New Zealand Ltd	2,300	7
		40

Norway — 0.0%
Adevinta, Cl B *	358	3
Aker BP ASA	388	11
DNB Bank	1,142	23
Equinor	1,170	36

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gjensidige Forsikring ASA	246	$4
Kongsberg Gruppen	109	5
Mowi ASA	508	9
Norsk Hydro ASA	1,651	11
Orkla ASA	922	7
Salmar	80	4
Telenor ASA	859	9
Yara International ASA	203	8
		130

Portugal — 0.0%
EDP - Energias de Portugal SA	3,596	17
EDP Renovaveis	388	7
Galp Energia SGPS	615	8
Jeronimo Martins SGPS SA	348	10
		42

Singapore — 0.1%
CapitaLand Ascendas ‡	4,100	9
CapitaLand Integrated Commercial Trust ‡	6,500	10
CapitaLand Investment	3,200	8
City Developments Ltd	500	3
DBS Group Holdings Ltd	2,200	57
Genting Singapore Ltd	7,400	5
Jardine Cycle & Carriage Ltd	100	3
Keppel Corp Ltd	1,800	10
Mapletree Logistics Trust ‡	4,100	5
Mapletree Pan Asia Commercial Trust ‡	2,900	4
Oversea-Chinese Banking Corp Ltd	4,200	42
Sea Ltd ADR *	500	33
Seatrium *	56,832	6
Singapore Airlines Ltd	1,600	9
Singapore Exchange Ltd	1,100	8
Singapore Technologies Engineering	1,900	5
Singapore Telecommunications	10,100	20
United Overseas Bank Ltd	1,400	32
UOL Group Ltd	600	3
Venture Corp Ltd	300	3
Wilmar International Ltd	2,400	7
		282

Spain — 0.2%
Acciona	30	5
ACCIONA Energias Renovables	81	3
ACS Actividades de Construccion y Servicios	279	10
Aena SME SA	92	15
Amadeus IT Group SA, Cl A	553	40
Banco Bilbao Vizcaya Argentaria SA	7,403	59
Banco Santander SA	20,618	84
CaixaBank SA	5,443	22
Cellnex Telecom	694	28
Enagas SA	306	5
Endesa SA	390	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ferrovial	598	$20
Grifols	366	5
Iberdrola	7,361	92
Industria de Diseno Textil SA	1,339	51
Naturgy Energy Group	179	6
Redeia	498	8
Repsol SA	1,691	26
Telefonica SA	6,381	27
		514

Sweden — 0.2%
Alfa Laval	356	13
Assa Abloy AB, Cl B	1,230	30
Atlas Copco, Cl A	3,298	47
Atlas Copco, Cl B	1,916	24
Beijer Ref, Cl B	356	5
Boliden	368	11
Embracer Group, Cl B *	805	2
Epiroc, Cl A	809	16
Epiroc, Cl B	479	8
EQT AB	436	10
Essity AB, Cl B	748	19
Evolution	224	28
Fastighets Balder, Cl B *	775	4
Getinge, Cl B	281	5
H & M Hennes & Mauritz, Cl B	897	15
Hexagon, Cl B	2,390	23
Holmen, Cl B	115	4
Husqvarna, Cl B	515	5
Industrivarden, Cl A	160	5
Industrivarden AB, Cl C	189	5
Indutrade	335	7
Investment Latour, Cl B	182	4
Investor, Cl A	612	12
Investor, Cl B	2,237	46
Kinnevik, Cl B *	298	4
L E Lundbergforetagen AB, Cl B	93	4
Lifco, Cl B	286	6
Nibe Industrier, Cl B	1,861	17
Nordea Bank Abp	4,061	46
Saab, Cl B	86	4
Sagax, Cl B	234	5
Sandvik AB	1,309	27
Securitas AB, Cl B	604	5
Skandinaviska Enskilda Banken AB, Cl A	1,984	24
Skanska AB, Cl B	418	7
SKF AB, Cl B	471	9
Svenska Cellulosa, Cl B	744	10
Svenska Handelsbanken AB, Cl A	1,791	16
Swedbank AB, Cl A	1,112	20
Swedish Orphan Biovitrum *	209	4
Tele2 AB, Cl B	697	5
Telefonaktiebolaget LM Ericsson, Cl B	3,583	18

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telia Co AB	3,263	$7
Volvo, Cl A	246	6
Volvo AB, Cl B	1,853	41
Volvo Car, Cl B *	732	4
		637

Switzerland — 0.6%
ABB Ltd	1,930	78
Adecco Group AG	196	8
Alcon Inc	613	52
Bachem Holding, Cl B	41	4
Baloise Holding AG	56	9
Banque Cantonale Vaudoise	37	4
Barry Callebaut	4	7
BKW	26	5
Chocoladefabriken Lindt & Spruengli AG	3	37
Cie Financiere Richemont SA, Cl A	641	104
Clariant AG	265	4
Coca-Cola HBC AG	288	8
Dufry AG *	99	5
EMS-Chemie Holding AG	9	7
Geberit	44	25
Givaudan	11	37
Helvetia Holding	19	3
Holcim	681	48
Julius Baer Group Ltd	262	19
Kuehne + Nagel International AG	67	21
Logitech International	213	15
Lonza Group AG	91	53
Nestle SA	3,376	416
Novartis AG	2,571	270
Partners Group Holding AG	28	32
Roche Holding	39	13
Roche Holding AG	863	269
Schindler Holding	79	19
SGS	196	19
SIG Group	375	10
Sika AG	179	56
Sonova Holding AG	64	18
Straumann Holding	137	23
Swatch Group	36	12
Swatch Group AG/The	65	4
Swiss Life Holding AG	38	24
Swiss Prime Site AG	94	9
Swiss Re AG	370	39
Swisscom AG	32	21
Temenos AG	78	7
UBS Group	4,000	89
VAT Group	33	14
Zurich Insurance Group AG	185	90
		2,007

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Kingdom — 0.9%
3i Group PLC	1,195	$30
Abrdn PLC	2,490	7
Admiral Group PLC	278	8
Anglo American PLC	1,560	48
Antofagasta PLC	484	10
Ashtead Group PLC	539	40
Associated British Foods PLC	437	12
AstraZeneca PLC	1,919	276
Auto Trader Group PLC	1,144	10
Aviva	3,441	17
BAE Systems PLC	3,792	45
Barclays PLC	19,465	39
Barratt Developments PLC	1,230	7
Berkeley Group Holdings	133	7
BP PLC	21,961	137
British American Tobacco PLC	2,611	88
British Land PLC ‡	1,081	5
BT Group PLC, Cl A	8,534	13
Bunzl PLC	414	15
Burberry Group PLC	472	14
Centrica PLC	6,674	12
Compass Group PLC	2,157	56
Croda International PLC	171	13
DCC PLC	121	7
Diageo PLC	2,791	122
Endeavour Mining	210	5
Entain PLC	723	13
Glencore PLC	13,288	81
GSK	5,091	91
Haleon	6,235	27
Halma PLC	466	13
Hargreaves Lansdown PLC	437	5
Hikma Pharmaceuticals PLC	203	6
HSBC Holdings PLC	24,766	206
Imperial Brands PLC	1,099	26
Informa PLC	1,750	17
InterContinental Hotels Group PLC	215	16
Intertek Group PLC	198	11
J Sainsbury PLC	2,159	8
JD Sports Fashion	3,166	6
Johnson Matthey PLC	225	5
Kingfisher PLC	2,398	8
Kingspan Group PLC	190	15
Land Securities Group PLC ‡	865	7
Legal & General Group PLC	7,333	22
Lloyds Banking Group PLC	82,595	48
London Stock Exchange Group PLC	501	55
M&G PLC	2,738	7
Mondi PLC	596	11
National Grid PLC	4,581	61
NatWest Group	7,234	23

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Next PLC	159	$14
Ocado Group PLC *	709	9
Pearson PLC	793	9
Persimmon PLC	392	6
Phoenix Group Holdings PLC	921	7
Prudential PLC	3,375	47
Reckitt Benckiser Group PLC	879	66
RELX PLC	2,351	79
Rentokil Initial PLC	3,094	25
Rio Tinto PLC	1,400	93
Rolls-Royce Holdings PLC *	10,273	24
Sage Group PLC/The	1,252	15
Schroders	1,088	6
Segro PLC ‡	1,485	15
Severn Trent PLC	309	10
Shell	8,501	259
Smith & Nephew PLC	1,069	16
Smiths Group PLC	435	10
Spirax-Sarco Engineering PLC	90	13
SSE PLC	1,327	29
St. James's Place PLC	668	8
Standard Chartered PLC	3,021	29
Taylor Wimpey PLC	4,336	6
Tesco PLC	9,087	30
Unilever PLC	3,133	169
United Utilities Group PLC	837	11
Vodafone Group PLC	29,270	28
Whitbread PLC	248	11
Wise, Cl A *	742	7
WPP PLC	1,315	14
		2,896

United States — 78.1%
Communication Services — 6.6%
Activision Blizzard Inc	4,662	433
Alphabet Inc, Cl A *	35,551	4,718
Alphabet Inc, Cl C *	30,810	4,101
AMC Entertainment Holdings Inc, Cl A	3,099	15
AT&T Inc	42,982	624
Cable One Inc	35	25
Charter Communications Inc, Cl A *	613	248
Comcast Corp, Cl A	24,738	1,120
DISH Network Corp, Cl A *	1,502	12
Electronic Arts Inc	1,639	223
Fox Corp	2,585	85
Frontier Communications Parent *	1,469	27
IAC *	461	32
Interpublic Group of Cos Inc/The	2,327	80
Iridium Communications	745	39
Liberty Broadband Corp, Cl A *	105	9
Liberty Broadband Corp, Cl C *	715	64
Liberty Media Corp-Liberty Formula One, Cl A *	126	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Liberty Media Corp-Liberty Formula One, Cl C *	1,203	$87
Liberty Media Corp-Liberty SiriusXM, Cl A *	450	14
Liberty Media -Liberty SiriusXM, Cl C *	928	30
Live Nation Entertainment Inc *	935	82
Madison Square Garden Sports	112	24
Match Group *	1,671	78
Meta Platforms, Cl A *	13,233	4,216
Netflix Inc *	2,628	1,154
New York Times, Cl A	974	40
News Corp, Cl A	2,278	45
News Corp, Cl B	710	14
Nexstar Media Group Inc, Cl A	217	41
Omnicom Group Inc	1,202	102
Paramount Global, Cl A	59	1
Paramount Global, Cl B	3,458	55
Pinterest, Cl A *	3,562	103
Playtika Holding *	141	2
ROBLOX, Cl A *	2,683	105
Roku Inc, Cl A *	730	70
Sirius XM Holdings	4,208	22
Spotify Technology *	840	126
Take-Two Interactive Software Inc *	991	152
T-Mobile US Inc *	3,249	448
Trade Desk Inc/The, Cl A *	2,632	240
TripAdvisor Inc *	612	11
Verizon Communications Inc	25,232	860
Walt Disney Co/The *	10,938	972
Warner Bros Discovery *	13,174	172
World Wrestling Entertainment Inc, Cl A	258	27
ZoomInfo Technologies, Cl A *	1,648	42

		21,198
Consumer Discretionary — 8.6%
ADT Inc	1,253	8
Advance Auto Parts Inc	355	26
Airbnb, Cl A *	2,424	369
Amazon.com Inc *	53,900	7,205
Aramark	1,410	57
AutoNation Inc *	202	33
AutoZone Inc *	110	273
Bath & Body Works	1,372	51
Best Buy Co Inc	1,186	98
Booking Holdings Inc *	222	660
BorgWarner Inc	1,399	65
Boyd Gaming Corp	458	31
Bright Horizons Family Solutions Inc *	345	33
Brunswick Corp/DE	433	37
Burlington Stores Inc *	389	69
Caesars Entertainment *	1,230	73
Capri Holdings Ltd *	735	27
CarMax Inc *	947	78
Carnival Corp *	5,850	110

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carter's Inc	224	$17
Chipotle Mexican Grill, Cl A *	165	324
Choice Hotels International Inc	193	25
Churchill Downs Inc	428	50
Columbia Sportswear Co	216	17
Coupang, Cl A *	6,550	119
Crocs *	364	39
Darden Restaurants Inc	734	124
Deckers Outdoor Corp *	158	86
Delphi Automotive PLC *	1,622	178
Dick's Sporting Goods Inc	319	45
Domino's Pizza Inc	212	84
DoorDash, Cl A *	1,804	164
DR Horton Inc	1,861	236
DraftKings, Cl A *	2,122	67
eBay Inc	3,257	145
Etsy Inc *	750	76
Expedia Group Inc *	884	108
Five Below Inc *	327	68
Floor & Decor Holdings Inc, Cl A *	619	71
Ford Motor Co	23,656	312
GameStop, Cl A *	1,610	36
Gap Inc/The	1,166	12
Garmin Ltd	925	98
General Motors Co	8,348	320
Gentex Corp	1,409	47
Genuine Parts Co	833	130
Grand Canyon Education *	184	20
H&R Block Inc	912	31
Harley-Davidson Inc	807	31
Hasbro Inc	788	51
Hilton Worldwide Holdings Inc	1,537	239
Home Depot	6,059	2,023
Hyatt Hotels Corp, Cl A	284	36
Kohl's Corp	659	19
Las Vegas Sands Corp *	1,984	119
Lear Corp	353	55
Leggett & Platt	798	23
Lennar Corp, Cl A	1,504	191
Lennar Corp, Cl B	89	10
Lithia Motors, Cl A	163	51
LKQ Corp	1,499	82
Lowe's	3,570	836
Lucid Group *	3,483	27
Lululemon Athletica Inc *	670	254
Macy's Inc	1,616	27
Marriott International Inc/MD, Cl A	1,509	305
Marriott Vacations Worldwide Corp	224	29
Mattel Inc *	2,108	45
McDonald's	4,363	1,279
MGM Resorts International	1,793	91
Mister Car Wash *	478	5

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mohawk Industries Inc *	315	$34
Murphy USA Inc	118	36
Newell Brands	2,264	25
NIKE Inc, Cl B	7,114	785
Nordstrom Inc	671	15
Norwegian Cruise Line Holdings Ltd *	2,508	55
NVR Inc *	18	114
Ollie's Bargain Outlet Holdings Inc *	374	27
O'Reilly Automotive Inc *	365	338
Peloton Interactive, Cl A *	1,848	18
Penn Entertainment *	926	24
Penske Automotive Group Inc	120	19
Petco Health & Wellness, Cl A *	482	4
Phinia *	280	8
Planet Fitness, Cl A *	500	34
Polaris	330	45
Pool Corp	228	88
PulteGroup Inc	1,359	115
PVH Corp	378	34
QuantumScape, Cl A *	1,546	21
Ralph Lauren Corp, Cl A	243	32
RH *	97	38
Rivian Automotive, Cl A *	3,116	86
Ross Stores	2,008	230
Royal Caribbean Cruises Ltd *	1,321	144
Service Corp International/US	897	60
Skechers USA, Cl A *	802	45
Starbucks	6,749	685
Tapestry Inc	1,416	61
Tempur Sealy International Inc	997	45
Tesla Inc *	16,507	4,414
Texas Roadhouse Inc, Cl A	400	45
Thor Industries	310	36
TJX Cos Inc/The	6,890	596
Toll Brothers Inc	661	53
TopBuild Corp *	191	52
Tractor Supply	662	148
Travel + Leisure	478	19
Ulta Beauty Inc *	302	134
Under Armour Inc, Cl A *	1,130	9
Under Armour Inc, Cl C *	1,138	8
Vail Resorts Inc	241	57
Valvoline Inc	1,030	39
VF	2,096	42
Victoria's Secret *	486	10
Wayfair Inc, Cl A *	473	37
Wendy's Co/The	1,023	22
Whirlpool Corp	320	46
Williams-Sonoma Inc	397	55
Wingstop Inc, Cl A	179	30
Wyndham Hotels & Resorts Inc	520	41
Wynn Resorts Ltd	625	68

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
YETI Holdings Inc *	517	$22
Yum! Brands Inc	1,691	233

		27,661
Consumer Staples — 4.9%
Albertsons, Cl A	2,489	54
Altria Group Inc	10,762	489
Archer-Daniels-Midland Co	3,281	279
BJ's Wholesale Club Holdings Inc *	803	53
Boston Beer Co Inc/The, Cl A *	57	21
Brown-Forman Corp, Cl A	273	20
Brown-Forman Corp, Cl B	1,101	78
Bunge	830	90
Campbell Soup Co	1,162	53
Casey's General Stores	222	56
Celsius Holdings Inc *	325	47
Church & Dwight Co Inc	1,456	139
Clorox Co/The	739	112
Coca-Cola	23,300	1,443
Coca-Cola Europacific Partners	300	19
Colgate-Palmolive Co	4,909	374
Conagra Brands Inc	2,823	93
Constellation Brands Inc, Cl A	909	248
Costco Wholesale Corp	2,650	1,486
Coty Inc, Cl A *	2,107	25
Darling Ingredients Inc *	959	66
Dollar General Corp	1,310	221
Dollar Tree Inc *	1,252	193
Estee Lauder Cos Inc/The, Cl A	1,377	248
Flowers Foods Inc	1,124	28
Freshpet Inc *	273	20
General Mills Inc	3,539	264
Grocery Outlet Holding *	529	18
Hershey Co/The	875	202
Hormel Foods Corp	1,719	70
Ingredion Inc	393	44
J M Smucker	618	93
Kellogg Co	1,529	102
Keurig Dr Pepper Inc	5,700	194
Kimberly-Clark	2,019	261
Kraft Heinz Co/The	4,804	174
Kroger	3,933	191
Lamb Weston Holdings Inc	864	90
McCormick & Co Inc/MD	1,503	134
Molson Coors Beverage, Cl B	1,050	73
Mondelez International Inc, Cl A	8,135	603
Monster Beverage Corp *	4,394	253
Olaplex Holdings *	745	3
PepsiCo Inc	8,242	1,545
Performance Food Group *	912	55
Philip Morris International	9,302	928
Pilgrim's Pride Corp *	279	7
Post Holdings Inc *	323	28

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Procter & Gamble Co/The	14,084	$2,201
Reynolds Consumer Products	326	9
Seaboard Corp	2	7
Spectrum Brands Holdings Inc	239	19
Sysco Corp	3,047	233
Target Corp	2,751	375
Tyson Foods, Cl A	1,669	93
US Foods Holding Corp *	1,293	55
Walgreens Boots Alliance Inc	4,304	129
Walmart Inc	8,533	1,364

		15,772
Energy — 3.3%
Antero Midstream	2,016	24
Antero Resources Corp *	1,700	46
APA	1,921	78
Baker Hughes a GE Co, Cl A	6,057	217
Cheniere Energy	1,450	235
Chesapeake Energy	726	61
Chevron Corp	10,345	1,693
ConocoPhillips	7,254	854
Coterra Energy	4,526	125
Devon Energy Corp	3,901	211
Diamondback Energy Inc	1,074	158
DT Midstream	581	31
EOG Resources	3,510	465
EQT Corp	2,210	93
Exxon Mobil Corp	24,301	2,606
Halliburton Co	5,389	211
Hess Corp	1,662	252
HF Sinclair	809	42
Kinder Morgan Inc/DE	11,921	211
Marathon Oil Corp	3,797	100
Marathon Petroleum Corp	2,640	351
New Fortress Energy, Cl A	330	9
NOV	2,347	47
Occidental Petroleum Corp	4,172	263
ONEOK Inc	2,666	179
Ovintiv	1,472	68
PDC Energy Inc	527	40
Phillips 66	2,756	307
Pioneer Natural Resources Co	1,392	314
Range Resources Corp	1,412	44
Schlumberger Ltd	8,478	495
Southwestern Energy *	6,598	43
Targa Resources Corp	1,355	111
TechnipFMC	2,623	48
Texas Pacific Land	34	51
Valero Energy Corp	2,156	278
Williams	7,306	252

		10,613

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Financials — 10.3%
Affiliated Managers Group	224	$31
Affirm Holdings, Cl A *	1,326	26
Aflac Inc	3,599	260
AGNC Investment Corp ‡	3,421	35
Allstate Corp/The	1,585	179
Ally Financial Inc	1,617	49
American Express Co	3,539	598
American Financial Group Inc/OH	403	49
American International Group Inc	4,387	264
Ameriprise Financial Inc	631	220
Annaly Capital Management ‡	2,803	56
Aon, Cl A	1,209	385
Apollo Global Management	3,120	255
Arch Capital Group Ltd *	2,124	165
Ares Management, Cl A	920	91
Arthur J Gallagher & Co	1,248	268
Assurant Inc	319	43
Assured Guaranty Ltd	345	21
Axis Capital Holdings Ltd	467	26
Bank of America Corp	41,671	1,333
Bank of New York Mellon Corp/The	4,725	214
Bank OZK	670	29
Berkshire Hathaway Inc, Cl B *	10,955	3,856
BlackRock Inc, Cl A	890	658
Blackstone Group	4,220	442
Block, Cl A *	3,216	259
Blue Owl Capital, Cl A	2,530	31
BOK Financial Corp	174	16
Brighthouse Financial Inc *	406	21
Brown & Brown Inc	1,418	100
Capital One Financial Corp	2,284	267
Carlyle Group	1,241	44
Cboe Global Markets Inc	635	89
Charles Schwab Corp/The	8,866	586
Chubb	2,466	504
Cincinnati Financial Corp	919	99
Citigroup	11,620	554
Citizens Financial Group Inc	2,928	95
CME Group Inc, Cl A	2,153	428
CNA Financial Corp	164	6
Coinbase Global, Cl A *	958	95
Columbia Banking System Inc	1,242	28
Comerica	783	42
Commerce Bancshares Inc/MO	682	36
Corebridge Financial	481	9
Credit Acceptance Corp *	40	22
Cullen/Frost Bankers Inc	350	38
Discover Financial Services	1,515	160
East West Bancorp	848	53
Equitable Holdings	2,210	63
Euronet Worldwide Inc *	283	25

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Evercore Inc, Cl A	219	$30
Everest Group	255	92
Eversource Energy	2,067	150
FactSet Research Systems Inc	228	99
Fidelity National Financial Inc	1,558	61
Fidelity National Information Services Inc	3,557	215
Fifth Third Bancorp	4,086	119
First American Financial	605	38
First Citizens BancShares, Cl A	66	95
First Hawaiian Inc	766	16
First Horizon National Corp	3,173	43
Fiserv Inc *	3,678	464
FleetCor Technologies Inc *	431	107
FNB Corp/PA	2,146	27
Franklin Resources Inc	1,711	50
Global Payments	1,566	173
Globe Life	536	60
Goldman Sachs Group Inc/The	1,931	687
Hanover Insurance Group Inc/The	212	24
Hartford Financial Services Group Inc/The	1,821	131
Houlihan Lokey Inc, Cl A	297	30
Huntington Bancshares Inc/OH	8,607	105
Interactive Brokers Group, Cl A	557	49
Intercontinental Exchange Inc	3,312	380
Invesco Ltd	2,239	38
Jack Henry & Associates	435	73
Janus Henderson Group	815	24
Jefferies Financial Group	1,186	44
JPMorgan Chase & Co	17,510	2,766
Kemper Corp	381	19
KeyCorp	5,572	69
Kinsale Capital Group Inc	130	48
KKR	3,862	229
Lazard Ltd, Cl A	496	17
Lincoln National	1,017	29
Loews	1,166	73
LPL Financial Holdings Inc	477	109
M&T Bank Corp	989	138
Markel Group *	79	115
MarketAxess Holdings Inc	223	60
Marsh & McLennan Cos Inc	2,973	560
Mastercard Inc, Cl A	5,019	1,979
MetLife	3,868	244
MGIC Investment Corp	1,771	30
Moody's Corp	959	338
Morgan Stanley	7,192	658
Morningstar Inc	149	34
MSCI Inc, Cl A	466	255
Nasdaq Inc	2,062	104
New York Community Bancorp Inc	4,248	59
Northern Trust Corp	1,233	99
NU Holdings, Cl A *	13,790	110

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Old Republic International Corp	1,674	$46
OneMain Holdings, Cl A	688	31
PayPal Holdings *	6,716	509
Pinnacle Financial Partners Inc	449	34
PNC Financial Services Group Inc/The	2,382	326
Popular Inc	422	31
Primerica Inc	220	47
Principal Financial Group Inc	1,452	116
Progressive Corp/The	3,505	442
Prosperity Bancshares Inc	525	33
Prudential Financial Inc	2,209	213
Raymond James Financial Inc	1,167	129
Regions Financial Corp	5,606	114
Reinsurance Group of America Inc, Cl A	401	56
RenaissanceRe Holdings Ltd	295	55
Rithm Capital ‡	2,596	26
RLI Corp	240	32
Robinhood Markets, Cl A *	3,426	44
Rocket, Cl A *	680	7
Ryan Specialty Holdings, Cl A *	547	24
S&P Global Inc	1,919	757
Shift4 Payments, Cl A *	303	21
SLM Corp	1,436	23
SoFi Technologies *	4,831	55
Starwood Property Trust Inc ‡	1,751	36
State Street Corp	1,995	145
Stifel Financial Corp	612	39
Synchrony Financial	2,612	90
Synovus Financial Corp	863	29
T Rowe Price Group	1,320	163
TFS Financial Corp	300	4
Toast, Cl A *	2,117	47
TPG, Cl A	383	11
Tradeweb Markets, Cl A	646	53
Travelers Cos Inc/The	1,379	238
Truist Financial	7,980	265
Unum Group	1,188	58
US Bancorp	9,166	364
UWM Holdings	556	4
Virtu Financial Inc, Cl A	566	11
Visa Inc, Cl A	9,688	2,303
Voya Financial Inc	584	43
Webster Financial Corp	1,036	49
Wells Fargo & Co	22,611	1,044
Western Alliance Bancorp	634	33
Western Union Co/The	2,232	27
WEX Inc *	261	49
White Mountains Insurance Group Ltd	15	23
Willis Towers Watson PLC	646	137
Wintrust Financial Corp	359	30
WR Berkley Corp	1,235	76
XP, Cl A *	1,985	54

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zions Bancorp NA	883	$34

		33,419
Health Care — 10.1%
10X Genomics, Cl A *	552	35
Abbott Laboratories	10,294	1,146
AbbVie Inc	10,557	1,579
Acadia Healthcare Co Inc *	534	42
Agilent Technologies Inc	1,774	216
agilon health *	1,561	30
Align Technology Inc *	456	172
Alnylam Pharmaceuticals Inc *	737	144
Amedisys Inc *	192	17
AmerisourceBergen Corp, Cl A	978	183
Amgen Inc	3,206	751
Apellis Pharmaceuticals Inc *	596	15
Avantor *	3,657	75
Azenta *	410	19
Baxter International Inc	3,020	137
Becton Dickinson	1,704	475
Biogen Inc *	860	232
BioMarin Pharmaceutical Inc *	1,107	97
Bio-Rad Laboratories Inc, Cl A *	128	52
Bio-Techne Corp	933	78
Boston Scientific Corp *	8,565	444
Bristol-Myers Squibb	12,576	782
Bruker Corp	643	44
Cardinal Health	1,545	141
Catalent Inc *	1,073	52
Centene Corp *	3,286	224
Certara *	697	14
Charles River Laboratories International Inc *	302	63
Chemed Corp	88	46
Cigna Group	1,747	516
Cooper Cos Inc/The	291	114
CVS Health	7,706	575
Danaher Corp	3,937	1,004
DaVita Inc *	334	34
DENTSPLY SIRONA Inc	1,285	53
Dexcom *	2,312	288
Doximity, Cl A *	670	24
Edwards Lifesciences Corp *	3,601	296
Elanco Animal Health Inc *	2,670	32
Elevance Health	1,418	669
Eli Lilly	5,058	2,299
Encompass Health Corp	587	39
Enovis *	304	19
Envista Holdings *	976	34
Exact Sciences *	1,048	102
Exelixis Inc *	1,918	38
Fortrea Holdings *	531	17
GE HealthCare Technologies	2,332	182

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gilead Sciences Inc	7,477	$569
Globus Medical Inc, Cl A *	463	28
HCA Healthcare Inc	1,223	334
Henry Schein Inc *	811	64
Hologic Inc *	1,458	116
Horizon Therapeutics *	1,328	133
Humana	747	341
ICON *	487	122
ICU Medical Inc *	121	22
IDEXX Laboratories *	493	273
Illumina Inc *	943	181
Incyte *	1,094	70
Inspire Medical Systems Inc *	172	49
Insulet Corp *	413	114
Integra LifeSciences Holdings Corp *	434	20
Intuitive Surgical Inc *	2,089	678
Ionis Pharmaceuticals Inc *	847	35
IQVIA Holdings Inc *	1,113	249
Johnson & Johnson	15,561	2,607
Karuna Therapeutics *	212	42
Laboratory Corp of America Holdings	531	114
Maravai LifeSciences Holdings, Cl A *	658	7
Masimo *	284	35
McKesson Corp	822	331
Medpace Holdings *	139	35
Medtronic PLC	7,946	697
Merck & Co Inc	15,187	1,620
Mettler-Toledo International Inc *	132	166
Mirati Therapeutics *	268	8
Moderna Inc *	1,992	234
Molina Healthcare Inc *	344	105
Natera *	586	26
Neurocrine Biosciences Inc *	574	58
Novocure Ltd *	620	20
Organon	1,524	33
Penumbra Inc *	214	65
Pfizer Inc	33,803	1,219
Premier Inc, Cl A	706	20
QIAGEN *	1,360	64
Quest Diagnostics Inc	663	90
QuidelOrtho *	292	26
R1 RCM *	914	16
Regeneron Pharmaceuticals Inc *	622	461
Repligen Corp *	332	57
ResMed	867	193
Revvity	756	93
Roivant Sciences *	1,458	17
Royalty Pharma, Cl A	2,230	70
Sarepta Therapeutics *	505	55
Seagen *	815	156
Shockwave Medical *	217	57
Sotera Health *	593	11

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
STERIS PLC	598	$135
Stryker Corp	2,109	598
Syneos Health Inc, Cl A *	614	26
Tandem Diabetes Care Inc *	383	13
Teladoc Health Inc *	963	29
Teleflex Inc	281	71
Tenet Healthcare Corp *	637	48
Thermo Fisher Scientific	2,308	1,266
Ultragenyx Pharmaceutical Inc *	400	17
United Therapeutics Corp *	267	65
UnitedHealth Group Inc	5,561	2,816
Universal Health Services Inc, Cl B	372	52
Veeva Systems Inc, Cl A *	836	171
Vertex Pharmaceuticals Inc *	1,535	541
Viatris, Cl W	7,267	77
Waters Corp *	354	98
West Pharmaceutical Services Inc	444	163
Zimmer Biomet Holdings Inc	1,258	174
Zoetis Inc, Cl A	2,769	521

		32,727
Industrials — 7.3%
3M	3,309	369
A O Smith	750	54
Acuity Brands Inc	192	32
Advanced Drainage Systems	373	46
AECOM	790	69
AGCO	372	50
Air Lease Corp, Cl A	623	26
Alaska Air Group Inc *	750	36
Allegion PLC	525	61
Allison Transmission Holdings Inc	552	32
American Airlines Group Inc *	3,873	65
AMETEK Inc	1,382	219
Armstrong World Industries Inc	272	21
Automatic Data Processing Inc	2,474	612
Avis Budget Group Inc *	122	27
Axon Enterprise Inc *	405	75
AZEK, Cl A *	744	23
Boeing *	3,326	794
Booz Allen Hamilton Holding, Cl A	787	95
Broadridge Financial Solutions Inc	700	118
Builders FirstSource Inc *	761	110
BWX Technologies Inc, Cl W	547	38
CACI International Inc, Cl A *	139	49
Carlisle Cos Inc	308	85
Carrier Global	5,013	299
Caterpillar Inc	3,090	819
Ceridian HCM Holding Inc *	821	58
CH Robinson Worldwide Inc	696	70
ChargePoint Holdings *	1,518	13
Cintas Corp	519	261
Clarivate *	2,830	27

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Clean Harbors Inc *	306	$51
CNH Industrial	5,842	84
Concentrix	255	21
Copart *	2,557	226
Core & Main, Cl A *	440	14
Crane	282	26
CSX Corp	12,143	405
Cummins Inc	845	220
Curtiss-Wright Corp	230	44
Deere	1,630	700
Delta Air Lines Inc	3,839	178
Donaldson Co Inc	728	46
Dover Corp	840	123
Driven Brands Holdings *	373	10
Dun & Bradstreet Holdings	1,507	18
EMCOR Group Inc	280	60
Emerson Electric	3,409	311
Equifax Inc	729	149
Esab	340	23
Expeditors International of Washington Inc	919	117
Fastenal Co	3,453	202
FedEx Corp	1,387	374
Ferguson	1,234	199
Flowserve Corp	781	30
Fortive Corp	2,124	166
Fortune Brands Innovations	766	54
FTI Consulting Inc *	202	35
Gates Industrial Corp PLC *	721	10
Generac Holdings *	374	57
General Dynamics Corp	1,460	326
General Electric	6,506	743
Genpact Ltd	1,070	39
Grab Holdings, Cl A *	2,300	9
Graco Inc	1,006	80
GXO Logistics *	633	42
Hayward Holdings *	404	5
HEICO Corp	270	48
HEICO Corp, Cl A	473	66
Hertz Global Holdings *	803	14
Hexcel Corp	502	35
Honeywell International Inc	3,983	773
Howmet Aerospace	2,225	114
Hubbell Inc, Cl B	321	100
Huntington Ingalls Industries Inc	236	54
IDEX	456	103
Illinois Tool Works Inc	1,814	478
Ingersoll Rand	2,436	159
ITT Inc	501	50
Jacobs Solutions	755	95
Jardine Matheson Holdings	200	10
JB Hunt Transport Services Inc	494	101
Johnson Controls International plc	4,132	287

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
KBR Inc	817	$50
Kirby Corp *	358	29
Knight-Swift Transportation Holdings Inc, Cl A	935	57
L3Harris Technologies	1,140	216
Landstar System Inc	214	44
Leidos Holdings Inc	817	76
Lennox International Inc	192	71
Lincoln Electric Holdings Inc	336	67
Lockheed Martin Corp	1,353	604
Lyft, Cl A *	1,955	25
ManpowerGroup Inc	301	24
Masco Corp	1,351	82
MasTec *	365	43
MDU Resources Group	1,211	27
Mercury Systems Inc *	295	11
Middleby Corp/The *	321	49
MSA Safety Inc	221	37
MSC Industrial Direct Co Inc, Cl A	277	28
Nordson Corp	343	86
Norfolk Southern	1,364	319
Northrop Grumman Corp	856	381
nVent Electric PLC	991	52
Old Dominion Freight Line Inc	596	250
Oshkosh Corp	394	36
Otis Worldwide	2,501	228
Owens Corning	559	78
PACCAR Inc	3,071	264
Parker-Hannifin Corp	768	315
Paychex Inc	1,935	243
Paycom Software Inc	307	113
Paycor HCM *	364	10
Paylocity Holding Corp *	241	55
Plug Power Inc *	3,114	41
Quanta Services Inc	853	172
RB Global	1,087	70
RBC Bearings Inc *	169	38
Regal Rexnord	390	61
Republic Services Inc, Cl A	1,237	187
Robert Half	634	47
Rockwell Automation Inc	689	232
Rollins Inc	1,389	57
RTX	8,742	769
Ryder System Inc	291	30
Saia Inc *	159	67
Schneider National Inc, Cl B	324	10
Science Applications International	330	40
Sensata Technologies Holding PLC	907	38
SiteOne Landscape Supply *	267	45
Snap-on	315	86
Southwest Airlines Co	3,552	121
Spirit AeroSystems Holdings Inc, Cl A	626	20

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SS&C Technologies Holdings	1,323	$77
Stanley Black & Decker Inc	886	88
Stericycle Inc *	550	23
Sunrun *	1,249	24
Tetra Tech	315	53
Textron Inc	1,250	97
Timken Co/The	367	34
Toro	626	64
Trane Technologies	1,378	275
TransDigm Group	308	277
TransUnion	1,154	92
Trex Co Inc *	661	46
Uber Technologies *	11,519	570
U-Haul Holding	54	3
U-Haul Holding, Cl B	486	28
Union Pacific Corp	3,647	846
United Continental Holdings Inc *	1,956	106
United Parcel Service Inc, Cl B	4,332	811
United Rentals Inc	410	191
Univar Solutions *	964	35
Valmont Industries Inc	126	33
Verisk Analytics, Cl A	853	195
Vertiv Holdings, Cl A	1,820	47
Waste Management Inc	2,433	399
Watsco Inc	198	75
WESCO International Inc	267	47
Westinghouse Air Brake Technologies	1,086	129
WillScot Mobile Mini Holdings *	1,220	59
Woodward	348	42
WW Grainger Inc	270	199
XPO *	614	43
Xylem Inc/NY	1,411	159

		23,605
Information Technology — 20.8%
Adobe Inc *	2,745	1,499
Advanced Micro Devices Inc *	9,589	1,097
Akamai Technologies Inc *	929	88
Allegro MicroSystems *	397	20
Alteryx Inc, Cl A *	360	15
Amdocs Ltd	712	67
Amphenol Corp, Cl A	3,513	310
Analog Devices Inc	3,035	606
ANSYS Inc *	522	179
Apple	89,282	17,539
Applied Materials Inc	5,052	766
AppLovin, Cl A *	1,312	41
Arista Networks Inc *	1,476	229
Arrow Electronics Inc *	348	50
Aspen Technology *	162	29
Atlassian, Cl A *	873	159
Autodesk Inc *	1,285	272
Avnet Inc	545	26

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bentley Systems, Cl B	1,011	$54
BILL Holdings *	593	74
Black Knight Inc *	1,001	70
Broadcom Inc	2,442	2,194
Cadence Design Systems Inc *	1,617	378
CCC Intelligent Solutions Holdings *	1,025	11
CDW Corp/DE	811	152
Ciena Corp *	883	37
Cirrus Logic Inc *	329	27
Cisco Systems Inc	24,530	1,277
Cloudflare, Cl A *	1,696	117
Cognex Corp	1,042	57
Cognizant Technology Solutions Corp, Cl A	3,078	203
Coherent *	711	34
Confluent, Cl A *	1,106	38
Corning	4,413	150
Crane NXT	282	17
Crowdstrike Holdings, Cl A *	1,259	204
Datadog, Cl A *	1,592	186
DocuSign, Cl A *	1,185	64
Dolby Laboratories Inc, Cl A	355	31
DoubleVerify Holdings *	515	22
Dropbox, Cl A *	1,609	43
DXC Technology Co *	1,379	38
Dynatrace *	1,298	71
Elastic *	464	31
Enphase Energy Inc *	785	119
Entegris Inc	890	98
EPAM Systems Inc *	329	78
F5 *	357	56
Fair Isaac Corp *	146	122
First Solar *	637	132
Five9 *	420	37
Fortinet Inc *	3,871	301
Gartner Inc *	460	163
Gen Digital	3,291	64
Gitlab, Cl A *	292	14
GLOBALFOUNDRIES *	380	24
Globant *	244	43
GoDaddy Inc, Cl A *	938	72
Guidewire Software Inc *	491	42
HashiCorp, Cl A *	555	16
Hewlett Packard Enterprise Co	7,709	134
HP Inc	5,166	170
HubSpot Inc *	278	161
Informatica, Cl A *	221	4
Intel Corp	24,855	889
International Business Machines Corp	5,402	779
Intuit Inc	1,634	836
IPG Photonics Corp *	195	26
Jabil Inc	780	86
Juniper Networks Inc	1,916	53

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Keysight Technologies *	1,075	$173
KLA	821	422
Kyndryl Holdings *	1,225	17
Lam Research Corp	803	577
Lattice Semiconductor Corp *	814	74
Littelfuse Inc	145	44
Lumentum Holdings *	408	21
Manhattan Associates Inc *	372	71
Marvell Technology	5,091	332
Microchip Technology Inc	3,193	300
Micron Technology Inc	6,518	465
Microsoft Corp	44,524	14,956
MKS Instruments Inc	344	38
MongoDB, Cl A *	398	169
Monolithic Power Systems Inc	275	154
Motorola Solutions Inc	988	283
National Instruments Corp	784	46
nCino *	418	14
NCR Corp *	770	21
NetApp Inc	1,303	102
New Relic Inc *	319	27
Nutanix Inc, Cl A *	1,377	42
NVIDIA Corp	14,203	6,637
Okta, Cl A *	907	70
ON Semiconductor Corp *	2,602	280
Oracle Corp	9,096	1,066
Palantir Technologies, Cl A *	11,033	219
Palo Alto Networks Inc *	1,785	446
Pegasystems Inc	248	13
Procore Technologies *	426	32
PTC Inc *	639	93
Pure Storage Inc, Cl A *	1,710	63
Qorvo Inc *	597	66
QUALCOMM Inc	6,674	882
RingCentral, Cl A *	511	21
Roper Technologies	634	313
Salesforce *	5,663	1,274
SentinelOne, Cl A *	1,145	19
ServiceNow Inc *	1,217	710
Skyworks Solutions Inc	953	109
Smartsheet, Cl A *	762	34
Snowflake, Cl A *	1,860	331
Splunk *	976	106
Synopsys Inc *	915	413
TD SYNNEX	280	28
Teledyne Technologies *	278	107
Teradata Corp *	614	35
Teradyne Inc	939	106
Texas Instruments Inc	5,448	981
Trimble Inc *	1,476	79
Twilio, Cl A *	1,045	69
Tyler Technologies Inc *	247	98

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ubiquiti	25	$4
UiPath, Cl A *	2,260	41
Unity Software *	1,718	79
Universal Display Corp	260	38
VeriSign Inc *	556	117
Viasat *	435	13
VMware, Cl A *	1,281	202
Vontier	947	29
Western Digital Corp *	1,906	81
Wolfspeed *	738	49
Workday Inc, Cl A *	1,198	284
Zebra Technologies Corp, Cl A *	309	95
Zoom Video Communications, Cl A *	1,474	108
Zscaler Inc *	506	81

		67,360
Materials — 2.1%
Air Products & Chemicals Inc	1,329	406
Albemarle Corp	702	149
Alcoa Corp	1,060	38
Amcor	8,894	91
AptarGroup Inc	393	48
Ardagh Metal Packaging	894	3
Ashland	304	28
Avery Dennison	488	90
Axalta Coating Systems Ltd *	1,324	42
Ball	1,849	109
Berry Global Group Inc	729	48
Celanese Corp, Cl A	591	74
CF Industries Holdings Inc	1,174	96
Chemours Co/The	883	33
Cleveland-Cliffs Inc *	3,064	54
Corteva	4,291	242
Crown Holdings Inc	634	59
Dow Inc	4,225	239
DuPont de Nemours	2,751	214
Eagle Materials Inc	214	39
Eastman Chemical Co	717	61
Ecolab Inc	1,488	273
Element Solutions Inc	1,352	28
FMC Corp	755	73
Freeport-McMoRan	8,555	382
Ginkgo Bioworks Holdings *	5,236	13
Graphic Packaging Holding Co	1,834	44
Huntsman Corp	1,093	33
International Flavors & Fragrances Inc	1,529	129
International Paper Co	2,130	77
Linde	2,935	1,147
Louisiana-Pacific Corp	426	32
LyondellBasell Industries NV, Cl A	1,541	152
Martin Marietta Materials	373	167
Mosaic Co/The	2,039	83
MP Materials *	544	13

Adviser Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NewMarket Corp	34	$15
Newmont	4,767	205
Nucor Corp	1,505	259
Olin Corp	731	42
Packaging Corp of America	547	84
PPG Industries Inc	1,413	203
Reliance Steel & Aluminum Co	350	103
Royal Gold Inc	393	47
RPM International Inc	765	79
Scotts Miracle-Gro Co/The, Cl A	242	17
Sealed Air Corp	874	40
Sherwin-Williams Co/The	1,435	397
Silgan Holdings	504	22
Sonoco Products Co	583	34
Southern Copper Corp	512	45
SSR Mining	1,235	18
Steel Dynamics	960	102
United States Steel Corp	1,346	34
Vulcan Materials	794	175
Westlake	198	27
Westrock	1,520	51

		6,808
Real Estate — 2.2%
Agree Realty Corp ‡	532	34
Alexandria Real Estate Equities Inc ‡	1,030	129
American Homes 4 Rent, Cl A ‡	1,846	69
American Tower, Cl A ‡	2,785	530
Americold Realty Trust ‡	1,612	52
Apartment Income ‡	898	31
AvalonBay Communities Inc ‡	838	158
Boston Properties Inc ‡	940	63
Brixmor Property Group Inc ‡	1,788	41
Camden Property Trust ‡	622	68
CBRE Group Inc, Cl A *	1,891	158
CoStar Group Inc *	2,419	203
Cousins Properties ‡	906	22
Crown Castle ‡	2,590	281
CubeSmart ‡	1,340	58
Digital Realty Trust Inc ‡	1,721	214
EastGroup Properties Inc ‡	247	44
EPR Properties ‡	444	20
Equinix Inc ‡	554	449
Equity LifeStyle Properties Inc ‡	1,065	76
Equity Residential ‡	2,221	146
Essex Property Trust Inc ‡	385	94
Extra Space Storage Inc ‡	1,246	174
Federal Realty Investment Trust ‡	481	49
First Industrial Realty Trust Inc ‡	790	41
Gaming and Leisure Properties Inc ‡	1,464	70
Healthcare Realty Trust, Cl A ‡	2,273	44
Healthpeak Properties ‡	3,277	72
Highwoods Properties Inc ‡	623	16

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hongkong Land Holdings	1,400	$5
Host Hotels & Resorts Inc ‡	4,245	78
Howard Hughes Corp/The *	220	19
Invitation Homes Inc ‡	3,660	130
Iron Mountain ‡	1,731	106
Jones Lang LaSalle Inc *	286	48
Kilroy Realty Corp ‡	697	25
Kimco Realty ‡	3,622	73
Lamar Advertising Co, Cl A ‡	518	51
Medical Properties Trust Inc ‡	3,561	36
Mid-America Apartment Communities ‡	689	103
National Storage Affiliates Trust ‡	509	17
NNN ‡	1,085	46
Omega Healthcare Investors Inc ‡	1,409	45
Park Hotels & Resorts ‡	1,336	18
Prologis Inc ‡	5,526	689
Public Storage ‡	938	264
Rayonier Inc ‡	874	29
Realty Income Corp ‡	3,953	241
Regency Centers Corp ‡	1,028	67
Rexford Industrial Realty ‡	1,172	65
SBA Communications Corp, Cl A ‡	640	140
Simon Property Group Inc ‡	1,957	244
Spirit Realty Capital Inc ‡	834	34
STAG Industrial Inc ‡	1,073	39
Sun Communities Inc ‡	730	95
UDR Inc ‡	1,966	80
Ventas Inc ‡	2,394	116
VICI Properties Inc, Cl A ‡	6,013	189
Vornado Realty Trust ‡	1,058	24
Welltower ‡	2,971	244
Weyerhaeuser Co ‡	4,413	150
WP Carey Inc ‡	1,252	85
Zillow Group Inc, Cl A *	338	18
Zillow Group Inc, Cl C *	946	51

		7,070
Utilities — 1.9%
AES Corp/VA	4,001	87
Alliant Energy Corp	1,503	81
Ameren Corp	1,544	132
American Electric Power Co Inc	3,086	261
American Water Works	1,157	171
Atmos Energy Corp	852	104
Avangrid Inc	425	16
Brookfield Renewable, Cl A	766	24
CenterPoint Energy	3,779	114
Clearway Energy Inc, Cl C	489	13
CMS Energy Corp	1,736	106
Consolidated Edison Inc	2,075	197
Constellation Energy	1,959	189
Dominion Energy Inc	4,995	267
DTE Energy	1,157	132

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Diversified Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Duke Energy	4,622	$433
Edison International	2,255	162
Entergy Corp	1,218	125
Essential Utilities	1,388	59
Evergy Inc	1,333	80
Exelon Corp	5,958	249
FirstEnergy Corp	3,257	128
Hawaiian Electric Industries	652	25
IDACORP Inc	302	31
National Fuel Gas	526	28
NextEra Energy	12,111	888
NiSource Inc	2,435	68
NRG Energy Inc	1,272	48
OGE Energy	1,197	43
PG&E *	10,772	190
Pinnacle West Capital Corp	677	56
PPL Corp	4,420	122
Public Service Enterprise Group	2,987	189
Sempra	1,888	281
Southern Co/The	6,527	472
UGI Corp	1,255	34
Vistra	2,356	66
WEC Energy Group	1,893	170
Xcel Energy Inc	3,271	205

		6,046
		252,279

Total Common Stock
(Cost $251,134) ($ Thousands)		273,813

EXCHANGE-TRADED FUND — 0.1%
United States — 0.1%
SPDR S&P 500 ETF Trust	359	164

Total Exchange Traded Fund
(Cost $150) ($ Thousands)		164

PREFERRED STOCK — 0.0%
Germany — 0.0%
Bayerische Motoren Werke AG (A)	73	8
Dr Ing hc F Porsche (A)	140	17
Henkel AG & Co KGaA (A)	219	17
Porsche Automobil Holding SE (A)	188	11
Sartorius AG (A)	34	14
Volkswagen AG (A)	259	35
		102

Total Preferred Stock
(Cost $102) ($ Thousands)		102

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS — 0.0%
Spain — 0.0%
Iberdrola *^	7	$3

Total Rights
(Cost $—) ($ Thousands)		3

	Shares
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Institutional Class
5.080% **†	2,708,118	2,708
Total Cash Equivalent

(Cost $2,708) ($ Thousands)		2,708

Total Investments — 85.7%
(Cost $254,094) ($ Thousands)		$276,790

Adviser Managed Trust

A list of open futures contracts held by the Fund at July 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation(Thousands)
Long Contracts
MSCI EAFE Index	192	Sep-2023	$20,489	$21,176	$687
MSCI Emerging Markets	212	Sep-2023	10,654	11,175	521
NASDAQ 100 Index E-MINI	1	Sep-2023	290	317	27
Russell 2000 Index E-MINI	116	Sep-2023	11,026	11,679	653
S&P 500 Index E-MINI	19	Sep-2023	4,167	4,384	217
S&P Mid Cap 400 Index E-MINI	1	Sep-2023	258	274	16
			$46,884	$49,005	$2,121

For the year ended July 31, 2023, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $323,151 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 4).
^	Expiration date unavailable.
(A)	There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
EAFE — Europe, Australasia and Far East
ETF — Exchange-Traded Fund
Ltd — Limited
MSCI — Morgan Stanley Capital International
NASDAQ – National Association of Securities Dealers and Automated Quotations
PLC — Public Limited Company

REIT — Real Estate Investment Trust
S&P— Standard & Poor's
SPDR — Standard & Poor's Depository Receipt

As of July 31, 2023, all of the Fund's investments and other financial instruments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2023 ($ Thousands):

Security Description	Value 7/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 7/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$—	$19,363	$(16,655)	$—	$—	$2,708	$49	$—

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust

SCHEDULE OF INVESTMENTS

July 31, 2023

Enhanced Fixed Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUNDS — 98.8%
United States — 98.8%
SPDR Bloomberg Emerging Markets USD Bond ETF	810,500	$19,462
SPDR Portfolio High Yield Bond ETF	842,747	19,400

Total Exchange Traded Funds
(Cost $38,893) ($ Thousands)		38,862

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Institutional Class
5.080% **†	140,018	140
Total Cash Equivalent

(Cost $140) ($ Thousands)		140

Total Investments — 99.2%
(Cost $39,033) ($ Thousands)		$39,002

Percentages are based on a Net Assets of $39,312 ($ Thousands).
**	Rate shown is the 7-day effective yield as of July 31, 2023.
†	Investment in Affiliated Security (see Note 4).

ETF — Exchange Traded Fund
SPDR — Standard & Poor's Depository Receipt
USD — United States Dollar

As of July 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the period ended July 31, 2023 ($ Thousands):

Security Description	Value 7/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 7/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$—	$21,581	$(21,441)	$—	$—	$140	$8	$—

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

July 31, 2023

	Diversified Equity Fund		Enhanced Fixed Income Fund
Assets:
Investments, at value†	$274,082		$38,862
Affiliated investments, at value††	2,708		140
Cash	43,813		328
Foreign currency, at value †††	161		—
Cash pledged as collateral for futures contracts	2,149		—
Dividends and interest receivable	199		1
Receivable for variation margin	141		—
Foreign tax reclaim receivable	57		—
Receivable for fund shares sold	20		3
Prepaid expenses	27		2
Total Assets	323,357		39,336
Liabilities:
Shareholder servicing fees payable	67		8
Legal fees payable	31		4
Audit fees payable	22		3
Payable for variation margin	21		—
Administration fees payable	18		—
Investment advisory fees payable	11		2
Custody fees payable	11		5
Pricing fees payable	9		1
Payable for fund shares redeemed	7		—
Chief Compliance Officer fees payable	1		—
Accrued expense payable	8		1
Total Liabilities	206		24
Net Assets	$323,151		$39,312
† Cost of investments	$251,386		$38,893
†† Cost of affiliated investments	2,708		140
††† Cost of foreign currency	159		—
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$301,825		$40,103
Total distributable earnings (accumulated losses)	21,326		(791)
Net Assets	$323,151		$39,312
Net Asset Value, Offering and Redemption Price Per Share	$9.69		$9.83
	($323,151,097 ÷ 33,353,773 shares	)	($39,312,085 ÷ 4,000,962 shares	)
The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended July 31, 2023

	Diversified Equity Fund(1)	Enhanced Fixed Income Fund(2)
Investment income:
Dividends	$2,494	$867
Dividends from affiliated investments(3)	49	8
Interest income	440	4
Less: foreign taxes withheld	(71)	—
Total investment income	2,912	879
Expenses:
Shareholder servicing fees	348	44
Administration fees	278	35
Investment advisory fees	278	52
Chief Compliance Officer fees	3	—
Trustee fees	2	1
Professional fees	105	7
Printing fees	38	4
Registration fees	16	1
Custodian/wire agent fees	12	5
Other expenses	49	3
Total expenses	1,129	152
Less:
Waiver of investment advisory fees	(224)	(44)
Waiver of administration fees	(204)	(35)
Net expenses	701	73
Net investment income	2,211	806
Net realized gain (loss) on:
Investments	(1,348)	(760)
Futures contracts	(1,129)	—
Foreign currency transactions	(6)	—
Net realized loss	(2,483)	(760)
Net change in unrealized appreciation (depreciation) on:
Investments	22,690	(31)
Futures contracts	2,121	—
Foreign currency and translation of other assets and liabilities denominated in foreign currency	4	—
Net change in unrealized appreciation (depreciation)	24,815	(31)
Net realized and unrealized gain (loss)	22,332	(791)
Net increase in net assets resulting from operations	$24,543	$15

(1)	For the period August 1, 2022 through January 31, 2023, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
(2)	Commenced operations on February 1, 2023.
(3)	See Note 4 in the Notes to Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year or periods ended July 31,

	Diversified Equity Fund			Enhanced Fixed Income Fund
	2023 (1)	2022	(2)(3)	2023 (4)
Operations:
Net investment income	$2,211	$25		$806
Net realized loss	(2,483)	(13,770)		(760)
Net change in unrealized appreciation (depreciation)	24,815	6		(31)
Net increase (decrease) in net assets resulting from operations	24,543	(13,739)		15
Distributions	—	(30)		(806)
Return of Capital	—	—		(10)
Capital share transactions:(5)
Proceeds from shares issued	477,434	175,581		61,466
Reinvestment of dividends & distributions	—	—		814
Cost of shares redeemed	(178,971)	(161,667)		(22,167)
Net increase in net assets derived from capital share transactions	298,463	13,914		40,113
Net increase in net assets	323,006	145		39,312
Net assets:
Beginning of year or period	145	—		—
End of year or period	$323,151	$145		$39,312

(1)	For the period August 1, 2022 through January 31, 2023, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
(2)	For the period April 26, 2022 through July 31, 2022, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
(3)	Commenced operations on March 30, 2022.
(4)	Commenced operations on February 1, 2023.
(5)	See Note 5 in the Notes to Financial Statements for additional information.

Amount designated as "—" is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust

FINANCIAL HIGHLIGHTS

For the year or periods ended July 31,

For a share outstanding throughout the year or periods

	Net asset value, beginning of year or period	Net investment income(1)	Net realized and unrealized gains (losses) on securities(1)	Total from operations	Dividends from net investment income		Distributions from realized gains	Total dividends and distributions		Net asset value, end of year or period	Total return†	Net assets, end of year or period ($ Thousands)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding waivers and reimbursements)	Ratio of net investment income to average net assets	Portfolio turnover rate†
Diversified Equity Fund
2023(2)	$8.86	$0.14	$0.69	$0.83	$–		$–	$–		$9.69	9.37%	$323,151	0.50%	0.81%	1.59%	132%
2022(3)(4)	10.00	0.01	(1.15)	(1.14)	–	^‡	–	–	^‡	8.86	(11.38)	145	0.50	1.04	0.19	6,822 (5)
Enhanced Fixed Income Fund
2023(6)	$10.00	$0.22	$(0.18)	$0.04	$(0.21	)‡	$–	$(0.21	)‡	$9.83	0.42%	$39,312	0.41%	0.86%	4.59%	56%

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	For the period August 1, 2022 through January 31, 2023, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
(3)	For the period April 26, 2022 through July 31, 2022, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
(4)	Commenced operations on March 30, 2022. All ratios for the period have been annualized.
(5)

Portfolio turnover rate reflects the Financial Advisor’s strategy to exercise its investment discretion which leads to the Fund buying and selling securities and other instruments frequently. Please see Note 1 for further details.

(6)	Commenced operations on February 1, 2023. All ratios for the period have been annualized.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount is less than $0.005 per share.
‡	Includes return of capital of less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS

July 31, 2023

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with three registered funds: Diversified Equity Fund, the Core Fixed Income Fund, and the Enhanced Fixed Income Fund, (each a “Fund”, collectively, “the Funds”, each of which is a diversified fund. The Diversified Equity Fund commenced operations on March 30, 2022. The Enhanced Fixed Income Fund commenced operations on February 1, 2023. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of the Funds’ investment objectives and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Funds, and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy” or “Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s notice of its intent to redeem or formal redemption request (collectively, “Redemption Request”) will cause a Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the Redemption Request. If the Financial Adviser’s Redemption Request includes all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Diversified Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations pending the Financial Adviser’s formal redemption request; and exchange-traded funds (ETFs) that are designed to track the performance of the broad U.S. equity market. When the Core Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. When the Enhanced Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal and ETFs that are designed to track the performance of one or more broad fixed income markets.

A Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund following the Financial Adviser’s redemption of all of its clients’ shares from a Fund. Due to this strategy, a Fund may buy and sell securities and other instruments frequently.

During the period August 1, 2022 through January 31, 2023 the Diversified Equity Fund was not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2023

has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Fair Value Procedures”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board. As discussed in detail below, the Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a “Pricing Service”). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments. When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s net asset value is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/

CLO, the Funds will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which a Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Adviser Managed Trust

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Committee if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of the Funds’ net assets or involve a material departure in pricing methodology from that of the Funds’ existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with Rule 2a-5 and the Procedures.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares. As a result, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or the Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2023

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2023, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2023, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedule of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense recognized on the ex-dividend date, and interest income or expense recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until the repurchase date of the repurchase agreement. The Funds also may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2023.

Adviser Managed Trust

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, the Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2023.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, the Funds may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Funds’ Schedules of Investments for details regarding open forward foreign currency contracts as of July 31, 2023, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Funds’ Schedules of Investments for details regarding open futures contracts as of July 31, 2023, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, the Funds may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. The Funds may also invest in financial option/swaption contracts to enhance its returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss.

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2023

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statement of Assets and Liabilities. The Funds did not hold any option/swaption contracts as of July 31, 2023.

Swap Agreements — To the extent consistent with its investment objective and strategies, the Funds may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements securities may be set aside as collateral by the Funds’ custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between the Funds and a counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty. See Note 3 for further details. The Funds did not hold any swap contracts as of July 31, 2023.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Adviser Managed Trust

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, the Funds may invest in U.S. dollar-denominated fixed - and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2023, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, the Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline CDOs that are subordinate structure of the investment and investment results. The Funds did not hold any CDOs or CLOs as of July 31, 2022.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually by the Diversified Equity Fund and quarterly by the Enhanced Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2023

3. DERIVATIVE TRANSACTIONS

The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

4. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to the Funds. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of the Funds.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of the Funds.

Adviser Managed Trust

SEI Investments Distribution Co. (the “Distributor”), serves as the Funds’ Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for the Funds until November 30, 2023, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Funds’ total operating costs exceed the applicable thresholds and will not affect the Funds’ total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of the Funds’ actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the expense limitations for the Funds:

	Advisory Fee	Shareholder Servicing Fee	Contractual Expense Limitation		Voluntary Expense Limitation
Diversified Equity Fund	0.20%	0.25%	0.75	%*	0.50%
Enhanced Fixed Income Fund**	0.30%	0.25%	0.92	%*	0.41%

*Effective November 30, 2022, the Funds’ administrator and its affiliates have contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep total annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustees’ fees, taxes and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.75% (for the Diversified Equity Fund) and 0.92% (for the Enhanced Fixed Income Fund). This fee waiver and reimbursement agreement shall remain in effect until November 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Funds.

**SIMC has contractually agreed to waive its advisory fee as necessary to keep the advisory fee paid by the Fund during its fiscal year from exceeding 0.10%. This fee waiver agreement shall remain in effect until November 30, 2023. The agreement may be amended or terminated only with the consent of the Board of Trustees.

The following is a summary of annual fees payable to the Administrator:

	Contractual Fees
	First $2.5 Billion	Next $500 Million	Over $3 Billion
Diversified Equity Fund	0.2000%	0.1650%	0.1200%

	Contractual Fees
	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Enhanced Fixed Income Fund	0.2000%	0.1775%	0.1550%	0.1325%	0.1100%

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2023

As of July 31, 2023, SIMC has entered into an investment sub-advisory agreement with the following party and pays the sub-adviser out of the fee that it receives from the Funds. When a Fund is not an active component of the Adviser Managed Strategy, SIMC will act as the sole manager to that Fund, and a sub-adviser will not be used.

Investment Sub-Adviser

Diversified Equity Fund

SSgA Funds Management, Inc.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2023.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on the Funds’ expense ratios, as a percentage of the Funds’ average daily net assets for the year ended July 31, 2023, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the Adviser or Sub-Adviser is passively seeking to replicate in accordance with the Funds’ investment strategy.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2023, the Trust had not participated in the Program.

5. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the year or periods ended July 31 for the Funds were as follows (Thousands):

	Diversified Equity Fund				Enhanced Fixed Income Fund
	2023	(1)	2022	(2)(3)	2023	(4)
Shares Issued	53,795		17,582		6,206
Shares Issued in Lieu of Dividends and Distributions	—		—		85
Shares Redeemed	(20,457)		(17,566)		(2,290)
Increase in capital share transactions	33,338		16		4,001

(1)	For the period August 1, 2022 through January 31, 2023, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
(2)	Commenced operations on March 30, 2022.
(3)	For the period April 26, 2022 through July 31, 2022, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).
(4)	Commenced operations on February 1, 2023.

Adviser Managed Trust

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments during the year ended July 31, 2023, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Diversified Equity Fund
Purchases	$—	$407,788	$407,788
Sales	—	155,186	155,186
Enhanced Fixed Income Fund
Purchases	—	59,374	59,374
Sales	—	19,720	19,720

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs, and investments in PFICs. The permanent differences that are credited or charged to paid-in-capital and distributable earnings (accumulated losses) are related to capital losses lost and have been reclassified to/from the following accounts as of July 31, 2023:

	Distributable Earnings (Accumulated Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Diversified Equity Fund	$7,221	$(7,221)

The tax character of dividends and distributions paid during the fiscal year were as follows:

	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Diversified Equity Fund
2023	$—	$—	$—	$—
2022	29	—	1	30
Enhanced Fixed Income Fund
2023	806	—	10	816

As of July 31, 2023, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Post- October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Diversified Equity Fund	$5,127	$294	$—	$15,905	$21,326
Enhanced Fixed Income Fund	—	—	(25)	(766)	(791)

Post-October losses represent losses realized on investment transactions from November 1, 2022 through July 31, 2023 that in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

During the year ended July 31, 2023, the Diversified Equity Fund utilized $3,215 ($ Thousands) of capital loss carryforwards to offset capital gains and $7,221 ($ Thousands) to write off the remaining capital loss carryforwards balance.

For Federal income tax purposes, the cost of securities owned at July 31, 2023, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, partnership basis adjustments, mark-to-market of futures contracts, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2023

The aggregate gross unrealized appreciation and depreciation on total investments (including foreign currency and derivatives, if applicable) held by the Funds at July 31, 2023, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Diversified Equity Fund	$260,889	$26,515	$(10,610)	$15,905
Enhanced Fixed Income Fund	39,768	44	(810)	(766)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in the Funds. Please review the Funds’ prospectus for additional disclosures regarding the principal risks associated with investing in the Funds.

Adviser Managed Strategy Risk — The Funds are a component of a broader investment strategy employed by the Financial Adviser known as the Adviser Managed Strategy. Pursuant to the Adviser Managed Strategy, the Financial Adviser tactically shifts its clients’ assets among the Funds and a money market fund affiliated with the Funds. These asset shifts among the Funds in the Adviser Managed Strategy (i.e., an exchange of shares of one fund for shares of another fund) will be a taxable event to an investor unless the investor is investing in the Funds through a tax-deferred arrangement. As part of the Adviser Managed Strategy, substantial portions or substantially all of a Fund’s shares may be periodically sold and repurchased at the direction of the Financial Adviser. These large redemptions and repurchases will have significant effects on the management of a Fund and are expected to result in increased portfolio turnover (and related transaction costs), disruption of portfolio management strategies and the realization of significant taxable gains. If notified by the Financial Adviser of an upcoming redemption request, a Fund may begin to liquidate substantial portions or substantially all of its assets prior to the submission of the redemption request in an effort to raise the necessary cash, and a Fund will not be invested pursuant to its investment strategy during such time. Further, it is possible that, subsequent to providing such notice of an expected redemption, the Financial Adviser may withdraw that notice due to the Adviser Managed Strategy, at which point a Fund may then repurchase securities to invest to strategy resulting in the same detrimental effects to the portfolio as large share redemptions and purchases. When a Fund is required to rapidly liquidate a substantial portion of its portfolio to satisfy a large redemption order placed as part of the Adviser Managed Strategy, a Fund may be forced to sell securities at below current market values or a Fund’s selling activity may drive down the market value of securities being sold. A Fund may also be required to sell portfolio holdings at a time when the portfolio managers would otherwise not recommend doing so. For example, if a Fund were to experience a large redemption at a time of high market volatility or during a substantial market decline, a Fund would be forced to liquidate securities even though the portfolio managers may not otherwise choose to do so. When a Fund receives a large purchase order as a result of the Adviser Managed Strategy, a Fund may be required to rapidly purchase portfolio securities. This may cause a Fund to incur higher than normal transaction costs or may require a Fund to purchase portfolio securities at above current market values. Further, a Fund’s purchasing activity may drive up the market value of securities being purchased or a Fund may be required to purchase portfolio securities at a time when the portfolio managers would not otherwise recommend doing so. When a Fund is not an active component of the Adviser Managed Strategy, a Fund’s investments may not be consistent with a Fund’s investment goal, and a Fund may miss investment opportunities because the assets necessary to take advantage of such opportunities are tied up in other investments or have been allocated to another fund within the Adviser Managed Strategy.

Asset Allocation Risk — The risk that SIMC’s decisions regarding allocation of a Fund’s assets among Indexes and for direct management will not anticipate market trends successfully.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of a Fund’s investments in securities denominated in and/or receiving revenues in foreign currencies, the Funds will be subject to currency risk. This is the risk that those currencies will decline in

Adviser Managed Trust

value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Derivatives Risk — A Fund’s use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund’s use of forward contracts and swap agreements is also subject to valuation risk and credit risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described below. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Exchange Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. A Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that a Fund and its shareholders directly bear in connection with a Fund’s operations.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Funds to sell such investments at inopportune times, which could result in losses to the Funds.

Investment Style Risk — The risk that a Fund’s investment approach may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on a Fund’s share price and may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Adviser Managed Trust

NOTES TO FINANCIAL STATEMENTS (Concluded)

July 31, 2023

Portfolio Turnover Risk — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect a Fund’s performance.

Real Estate Investment Trust (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Tracking Error Risk — The risk that a Fund’s performance may vary substantially from the performance of the Indexes it tracks as a result of cash flows, Fund expenses, imperfect correlation between a Fund’s investments and the Indexes’ components and other factors.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company (“SEI”). As of July 31, 2023, SPTC held of record the following percentage of outstanding shares:

Diversified Equity Fund	100.00%
Enhanced Fixed Income Fund	100.00%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the Financial Adviser. SPTC maintains omnibus accounts at the Funds’ transfer agent.

10. REGULATORY MATTERS

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings of based on SOFR to serve as a fallback for non-U.S. contracts.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2023.

Adviser Managed Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Diversified Equity Fund (one of the two funds comprising the Adviser Managed Trust), including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from March 30, 2022 (commencement of operations) to July 31, 2022, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period from March 30, 2022 (commencement of operations) to July 31, 2022. We have also audited the accompanying statement of assets and liabilities of the Enhanced Fixed Income Fund (one of the two funds comprising the Adviser Managed Trust) (the two funds collectively, the Funds), including the schedule of investments, as of July 31, 2023, the related statements of operations and changes in net assets for the period from February 1, 2023 (commencement of operations) to July 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from February 1, 2023 to July 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 26, 2023

Adviser Managed Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 2010	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	97

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 2010	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	97

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 66 yrs. old	Trustee	since 2010	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2010	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

Adviser Managed Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 80 yrs. old	Trustee	since 2010	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	97

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2015	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	97

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	97

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	97

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	91

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

Adviser Managed Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 76 yrs. Old	President and CEO	since 2012	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel[3] One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2012

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2012

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Donald Duncan One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2023

Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

				N/A	N/A

Adviser Managed Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

3 Prior to August 2, 2023, Ankit Puri served as the Controller and Chief Financial Officer.

Adviser Managed Trust

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2023

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2023 through July 31, 2023).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Diversified Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,111.20	0.50%	$2.62
Hypothetical 5% Return
Class A	$1,000.00	$1,022.32	0.50%	$2.51

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Enhanced Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,004.20	0.41%	$2.04
Hypothetical 5% Return
Class A	$1,000.00	$1,022.76	0.41%	$2.06

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period shown).

Adviser Managed Trust

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

July 31, 2023

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing the Funds’ liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 20-22, 2023, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the series that were operational during the review period. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage the Funds’ liquidity risk and that the Program adequately and effectively managed the Funds’ liquidity risk during the 2022 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period and discussed the liquidity classification of an underlying exchange-traded fund that had low trade volume but was nonetheless determined to be sufficiently liquid as a result of the potential to redeem its shares through an authorized participant. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes, including manual reviews of upcoming market closures, have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Adviser Managed Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the various series of the Trust (the “Funds”). Pursuant to a separate sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), SSGA Funds Management, Inc. (the “Sub-Adviser”) is contractually engaged to provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of two series of the Trust: the Diversified Equity Fund and the Core Fixed Income Fund (although the latter has not yet commenced operations). The Sub-Adviser is also responsible for managing its employees who provide services to the Funds. The Sub-Adviser was selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Fund and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Adviser’s profitability; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance, where available, over various periods of time compared with benchmark indexes and peer groups of mutual funds prepared by Broadridge.

Although the Core Fixed Income Fund is not currently operational, each of the Diversified Equity Fund and the Enhanced Fixed Income Fund has commenced operations (on March 30, 2022 and February 1, 2023, respectively). The Advisory Agreement (with respect to all three Funds) and the Sub-Advisory Agreement (with respect to the Diversified Equity Fund and the Core Fixed Income Fund) were approved for an initial two-year period (subject to annual renewals thereafter) at a

Adviser Managed Trust

meeting of the Board held on June 21-23, 2021. Currently, SIMC directly manages the assets of the Enhanced Fixed Income Fund without a sub-adviser.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement. In each case, the Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. With respect to the Enhanced Income Fund, because it had only recently commenced operations, performance information and other data available to the Board was more limited than with respect to Diversified Equity Fund. Also, with respect to the Sub-Advisory Agreement, because the Core Fixed Income Fund has not yet commenced operations, the data available to the Board with respect to the Sub-Adviser was more heavily weighted toward the Diversified Equity Fund. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided or to be provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided or to be provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided or to be provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Diversified Equity Fund’s performance relative to its peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for the Fund, noting that they receive performance reports that permit them to monitor the Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report, which included metrics on net total return for the Fund and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found that although performance of the Fund for the period of March 30, 2022 to December 31, 2022 was materially below its peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Adviser was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support the renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate or proposed rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios or projected net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included with respect to the Diversified Equity Fund various metrics related to fund expenses, including, but not limited to, actual management fees (including transfer agent expenses), and actual total expenses for the Fund and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ contractual and voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, and concluded that SIMC, through waivers, would maintain the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned or that would be earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized or would realize other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid or to be paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated or would be compensated by SIMC and not by the applicable Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses or projected expenses of the Funds are reasonable and supported the renewal of the

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BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have realized or would realize other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing or proposed to be flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability or proposed levels were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to the unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid or to be paid to the Sub-Adviser have or would have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability or estimated profitability of SIMC and the Sub-Adviser individually is reasonable and supported the renewal of each Investment Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Adviser Managed Trust

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2023 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2023 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 2023, the Fund is designating the following items with regard to distributions paid during the year:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)
Diversified Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Enhanced Fixed Income Fund	0.00%	1.27%	98.73%	100.00%	0.00%

Fund	(E) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(F) U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income Deduction(6)
Diversified Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Enhanced Fixed Income Fund	0.00%	0.00%	0.42%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

(3) The percentage of this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents the amount of “Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A), (B) and (C) are based on the percentage of the Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of the Fund. Item (F) is based on the percentage of gross income of the Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

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ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2023

Robert A. Nesher, Chairman

Trustees

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Donald Duncan

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

AMT (7/23)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a)(2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP ("KPMG") related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2023 and 2022 as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$42,000	$0	N/A	$30,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$347,000	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules on auditor independence and whether the provision of such services would compromise the auditor's independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2023	Fiscal Year 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)       The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $347,000 and $331,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h)       During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

The Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees (the "Board"). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant's office.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act") are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
Date: October 6, 2023

By	/s/ Glenn R. Kurdziel
Glenn R. Kurdziel
Controller & CFO
Date: October 6, 2023